As filed December 13, 2019                                                                                                      Securities Act Registration No. 033-11905

Investment Company Act Registration No. 811-05010

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 204	x

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 205	x

Mutual Fund and Variable Insurance Trust

(Exact name of Registrant as Specified in Charter)

36 North New York Avenue

Huntington, NY 11743

(Address of Principal Executive Offices)

1-631-629-4237

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of Agent for service)

(Notices should be sent to the Agent for Service)

Copies to:

J. Stephen Feinour, Jr.

Stradley Ronon Stevens & Young LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

It is proposed that this filing will become effective:

X	immediately upon filing pursuant to paragraph (b)

on ________ pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

on __________ pursuant to paragraph (a)(i)

75 days after filing pursuant to paragraph (a)(ii)

on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

December 13, 2019

Rational Equity Armor Fund (formerly, Rational Dividend Capture Fund)

Class A Shares: HDCAX	Class C Shares: HDCEX	Institutional Shares: HDCTX

Rational Strategic Allocation Fund

Class A Shares: HBAFX	Class C Shares: RHSCX	Institutional Shares: RHSIX

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.rationalmf.com, rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds at 1-800-253-0412. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Funds at 1-800-253-0412. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

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TABLE OF CONTENTS

FUND SUMMARY – RATIONAL EQUITY ARMOR FUND	3
FUND SUMMARY – RATIONAL STRATEGIC ALLOCATION FUND	11
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	21
HOW TO BUY SHARES	49
HOW TO REDEEM SHARES	57
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	61
VALUING FUND ASSETS	62
DIVIDENDS, DISTRIBUTIONS AND TAXES	62
MANAGEMENT OF THE FUNDS	64
FINANCIAL HIGHLIGHTS	69
APPENDIX A INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	75
PRIVACY NOTICE	77
FOR MORE INFORMATION	79
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FUND SUMMARY – RATIONAL EQUITY ARMOR FUND

(formerly, Rational Dividend Capture Fund)

Investment Objective: The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 49 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 60.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.83%	0.82%	0.84%
Total Annual Fund Operating Expenses	1.58%	1.82%	2.59%
Fee Waivers and/or Expense Reimbursements(3)	(0.58)%	(0.57)%	(0.59)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.25%	2.00%

(1) In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25%, and 2.00% of the Institutional Shares, Class A Shares, and Class C Shares, daily net assets, respectively, through April 30, 2021. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years after the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed: (i) the expense limit in effect at the time the fees were waived or expenses paid; or (ii) the expense limit in place at the time of the recoupment.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses

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remained the same, and that the expense reduction/reimbursement remains in place for the contractual periods only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$442	$806	$1,829
Class A Shares	$596	$968	$1,363	$2,466
Class C Shares – no redemption	$203	$749	$1,323	$2,881
Class C Shares – with redemption	$303	$749	$1,323	$2,881

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 307% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities. The Fund seeks to achieve its investment objective by investing primarily in common stock of dividend paying companies included within the S&P 500 Index. The Fund may also invest up to 20% of its assets in futures contracts on the Cboe Volatility Index (the “VIX Index”) (“VIX Futures”) and in cash and cash equivalents, including U.S. Treasury obligations, as a hedge against the common stock held in the Fund’s portfolio.

Equity Armor Investments, LLC, the investment sub-advisor of the Fund (“the “Sub-Advisor”) uses a rules-based quantitative strategy to create a portfolio composed of common stock, primarily of dividend paying companies, that it believes offer the best return potential and low volatility under the current economic environment. Stocks are selected based on a proprietary model comprised of the following factors: (i) domestic factors such as unemployment rate, corporate cash flow, housing starts, auto sales, and new durable goods; (ii) monetary factors; (iii) interest rates; (iv) various index levels including gold index, energy prices, consumer price index; and (v) international factors such as euro exchange rates, FTSE 100, Tokyo stock exchange, and agricultural exports. The goal of the strategy is to select those companies with prices that (i) are primarily driven by the economy rather than company-specific information; (ii) are neutral or suitable in the current economy; (iii) do not exhibit excessive reaction to economic changes; and (iv) have decreased in value in lesser amounts historically than the S&P 500 Index during periods of declines in the S&P 500 Index. The Fund’s sector allocation shall not exceed approximately three times the sector’s weight in the S&P 500 Index, and the Fund’s allocation to any sector shall not exceed approximately 40% of the Fund’s assets at the time of investing. The Fund’s sector allocation is assessed and rebalanced, if necessary, on a quarterly basis. The Fund’s sector allocation process does not focus on any particular sectors.

The Fund may also hold long and short positions on VIX Futures with two month expiration dates at the time of purchase. The Fund will invest a portion of the Fund assets in VIX Futures utilizing the same methodology as the Equity Armor Investments VOL 365 Index (the “EAVOL Index”) and will seek to achieve approximately two-thirds of the return of the EAVOL Index for this component of the Fund’s portfolio. The EAVOL Index was created by the Sub-Advisor and its value is disseminated by Chicago Board Options Exchange (“Cboe”). The EAVOL Index is calculated pursuant to a rules-based volatility analysis of potential investments to select the securities that present the least potential for time decay while maintaining the highest correlation to VIX Index price movement each day. Historically, the VIX Index negatively correlates to equity price movement. Therefore, the EAVOL Index may appreciate during times of downward equity prices or when implied volatility expectations of equities rise. Likewise, when equity prices appreciate or implied volatility expectations decline, the EAVOL Index is likely to decline in value.

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Volatility analysis includes the study of price, momentum, future curves, as well as recurring price patterns. The EAVOL Index consists only of VIX Futures as its sole components and holds approximately 1 to 2 different VIX Futures. The components of the EAVOL Index are rebalanced on a daily basis. The Fund rebalances this component of the portfolio on a daily basis in order to closely track the EAVOL Index.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Class/Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be

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unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments.

Equity Securities Risk. The price of the common stock in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

Managed Volatility Risk. Techniques used by the Sub-Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may

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increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Sub-Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.

Management Risk. The investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

New Sub-Advisor Risk. The Sub-Advisor has not previously managed a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor's management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Short Position Risk. The Fund will incur a loss as a result of a short position, in securities or futures, if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Losses due to short sales are potentially unlimited. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Advisor’s ability to accurately anticipate the future value of a security or instrument.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. Market conditions in which significant price movements develop, but then repeatedly reverse, could cause substantial losses due to prices moving against the Fund’s long or short positions (which are based on prior trends). The performance of the Fund is based in part on the prices of one or more of the VIX Futures in which the Fund invests. Each of the equity securities

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held by the Fund and the VIX Futures are affected by a variety of factors and may change unpredictably, affecting the value of such equity securities and VIX Futures and, consequently, the value and the market price of the Fund’s Shares.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional Shares for each full calendar year, and by showing how its average returns compare over time with those of a broad-based market index and an index of value oriented S&P 500 companies. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

The Fund changed its Sub-Advisor and investment strategy effective December 13, 2019. Performance information for periods prior to December 13, 2019 does not reflect the Fund’s current investment strategy and the Fund was not managed by the Fund’s current Sub-Advisor prior to December 13, 2019.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 23.66% (quarter ended June 30, 2009), and the lowest return for the quarter was (17.31)% (quarter ended March 31, 2009). The Fund’s Institutional Shares year-to-date return as of September 30, 2019 was 7.43%.

Average Annual Total Returns

(for the periods ended December 31, 2018)

Institutional Shares	1 Year	5 Years	10 Years or Since Inception*
Return Before Taxes	(11.96)%	(0.58)%	7.04%
Return After Taxes on Distributions	(13.73)%	(3.38)%	4.74%
Return After Taxes on Distributions and Sale of Fund Shares	(6.22)%	(0.94)%	5.06%
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Class A Shares
Return Before Taxes	(16.39)%	(1.81)%	6.24%
Class C Shares
Return Before Taxes	(12.66)%	N/A	(1.27)%
Standard & Poor’s 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12% (Institutional Shares and Class A shares) 8.71% (Class C shares)
Standard & Poor’s 500 Value Total Return Index® (reflects no deduction for fees, expenses or taxes)	(8.95)%	6.06%	11.21% (Institutional Shares and Class A shares) 6.23% (Class C shares)

*       Institutional Shares and Class A shares commenced operations prior to January 1, 2009. Class C shares commenced operations on January 2, 2014.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional Shares. After-tax returns for other share classes will vary.

Investment Advisor and Portfolio Managers

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Equity Armor Investments, LLC is the Fund’s investment sub-advisor.

Portfolio Managers: Brian Stutland, Managing Partner, Chief Investment Officer and Chief Compliance Officer of the Sub-Advisor, Luke Rahbari, Managing Member and a Portfolio Manager of the Sub-Advisor and Joseph Tigay, Chief Trading Officer and a Portfolio Manager of the Sub-Advisor, serve as the Fund’s Portfolio Managers and are primarily responsible for the day-to-day management of the Fund. Mr. Stutland is the Fund’s Lead Portfolio Manager. Messrs. Stutland, Rahbari, and Tigay have served the Fund in these capacities since December 13, 2019.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

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You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY – RATIONAL STRATEGIC ALLOCATION FUND

Investment Objective: The Fund’s investment objective is to seek current income and moderate appreciation of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 49 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 60.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.94%	1.02%	0.82%
Acquired Fund Fees and Expenses(3)	1.24%	1. 24%	1. 24%
Total Annual Fund Operating Expenses	2.28%	2.61%	3.16%
Fee Waivers and/or Expense Reimbursements(4)	(0.59)%	(0.67)%	(0.47)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.69%	1.94%	2.69%

(1)	In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase
(2)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. AFFE includes the advisory fees paid to Rational Advisors, Inc. (the “Advisor”) or other fees paid to its affiliates by the investment companies advised by the Advisor in which the Fund invests.
(4)	The Advisor has contractually agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s Class A Shares total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.45%, 0.70% and 1.45% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively through April 30, 2021. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years after the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed: (i) the expense limit in effect at the time the fees were waived or expenses paid; or (ii) the expense limit in place at the time of the recoupment.
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Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$172	$656	$1,166	$2,570
Class A Shares	$663	$1,187	$1,737	$3,232
Class C Shares – no redemption	$272	$931	$1,614	$3,434
Class C Shares – with redemption	$372	$931	$1,614	$3,434

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing in a portfolio of futures contracts on the S&P 500 Index (the “Index”) (“Index Futures”) and in income-oriented securities. The Index measures the performance of the 500 largest publicly traded companies in the United States. The Fund’s investments in Index Futures are designed to provide a return (before fees and expenses) that approximates the performance of the Index. The Fund also invests in a portfolio of income-oriented mutual funds typically representing non-traditional fixed income asset classes (“Underlying Funds”) with the objective to: (1) provide current income; (2) provide additional return over the long term; and (3) support the goal of moderate capital appreciation by buffering the impact of downside equity market volatility. The Underlying Funds are also advised by the Advisor. Cash and cash equivalents held in the portfolio will serve as margin or collateral for the Fund’s futures investments.

Under normal market conditions, the Fund intends to invest in a portfolio of Underlying Funds, excluding cash and equivalents required for margin or collateral, while also maintaining notional exposure to the Index through its investments in futures contracts, which are intended to provide the Fund with economic exposure to U.S. equities in an amount up to the value of the Fund’s net assets. The term “notional exposure” refers to an investor’s exposure to the face value of an asset, whereas “economic exposure” refers to exposure to the market value of an asset. As a result, the Fund’s total investment exposure (direct investments in Underlying Funds plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. The Fund will maintain roughly 70% - 100% notional exposure to futures and roughly 70% - 100% notional exposure to underlying funds. The Fund could lose money on its investments in the Underlying Funds and through its exposure to the Index at the same time, potentially magnifying losses during periods of equity market sell-offs.

The Underlying Funds in which the Fund may invest typically focus on non-traditional fixed income asset classes such as agency and non-agency residential and commercial mortgage backed securities (“MBS”) (including hedged agency MBS and collateralized mortgage obligations); asset-backed securities (including collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”)); corporate debt, convertible securities, and floating rate loans and other floating rate investments. The Fund may invest in

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Underlying Funds without any constraints as to the market capitalization, duration, maturity, country of domicile (including emerging market countries), or type of securities or investments held by the Underlying Funds. Certain of the Underlying Funds may hold, without limit, debt securities of any credit quality including below investment grade debt securities (also known as “junk” bonds).

The Advisor has broad discretion in the purchase of Underlying Funds for the Fund’s portfolio. The Advisor selects Underlying Funds based on a fundamental research process.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. For purposes of the discussion below, “Fund” means Fund and/or one or more of the Underlying Funds.

Advisor’s Potential Conflict Risk. Because the Advisor is primarily responsible for managing both the Fund and the Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds. The Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Allocation Risk. Because the Fund allocates its assets among several Underlying Funds, the Fund has less flexibility in its investment strategy than other funds which may invest their assets without restrictions.

Asset-Backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are subject to prepayment risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Asset-backed securities are also subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Cash or Cash Equivalents Risk: At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

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CDOs and CLOs Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by a Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if an Underlying Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the defaults before senior tranches. CDOs and CLOs are also subject to additional risks including, but not limited to, interest rate risk and credit risk.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. When a convertible security’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

The prices of some convertible securities, such as convertible preferred stock, tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Synthetic convertible securities are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible securities may decline substantially if the counterparty's creditworthiness deteriorates. The value of a synthetic convertible securities may also respond differently to market fluctuations than a convertible securities because a synthetic convertible is composed of two or more separate securities, each with its own market value.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

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Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price. Duration should not be confused with maturity. The maturity of a fixed income security is a measure of the amount of time left until the security “matures” or repays its face value. In contrast, duration measures the price sensitivity of a fixed income security to changes in interest rates rather than the amount of time remaining to maturity. Longer duration tends to result in greater volatility and a greater sensitivity to interest rate changes. For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more

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susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets.

Extension Risk. When interest rates rise, anticipated prepayments may occur at a slower-than expected rate, thus effectively extending the maturity of mortgage-backed securities. Prices of longer-term securities generally fluctuate more widely in response to changes in interest rates than prices of shorter-term securities.

Fixed Income Risk. The value of fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Floating Rate Loans Risk. A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition,

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to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

On July 27, 2017, the United Kingdom's Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund's investments that use or may use a floating rate based on LIBOR cannot yet be determined.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans. Certain bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the protections of federal securities laws, including antifraud provisions.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers maybe less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. The maturity and effective duration of the Fund’s investment portfolio may vary materially, from time to time, and there is no assurance that the Fund will achieve or maintain any particular target maturity or effective duration of its investment portfolio.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk. Using leverage can magnify the Fund’s potential for gain or loss and; therefore, amplify the effects of market volatility on the Fund’s share price.

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Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Management Risk. The investment strategies and models employed by the Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Advisor’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which mortgage loans are guaranteed by the U.S. government, its agencies or instrumentalities. These guarantees are made at the “loan level” and relate only to the payment of principal and interest on the underlying mortgage loans. These loan level governmental guarantees do not cover the payment of principal and interest on, or fluctuations in the market values of, the related mortgage-backed securities, and do not apply to investors’ purchase of shares of the Fund.

Mortgage-backed securities issued or guaranteed by governmental agencies or instrumentalities such as Ginnie Mae, or government-sponsored entities such as Fannie Mae and Freddie Mac, are generally known as “agency mortgage-backed securities.” Agency mortgage-backed securities are backed by mortgage loans that satisfy the underwriting and other criteria published by the applicable governmental entity. The payment of interest and principal on these mortgage-backed securities is generally guaranteed by the applicable governmental entity.

Mortgage-backed securities issued by private issuers are also known as “non-agency” mortgage-backed securities. Non-agency mortgage-backed securities are not subject to the same stringent underwriting requirements as agency mortgage-backed securities and, therefore, the mortgage loans underlying privately issued mortgage-backed securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for agency mortgage-backed securities.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary as interest rates rise or fall. An increased rate of prepayments on the Underlying Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time.

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Mortgage-backed securities may be backed by mortgage loans across the spectrum of credit quality. Lower credit quality mortgage loans, such as those considered “subprime,” are more likely to default than those considered “prime” by a rating agency or service provider. Mortgage-backed securities supported by subprime mortgage loans generally carry a higher risk of loss and are potentially less liquid than mortgage-backed securities supported by prime mortgage loans, as an economic downturn or period of rising interest rates could adversely affect the market for subprime mortgage loans and thereby reduce the Underlying Fund’s ability to sell securities backed by such loans. Additionally, subprime loan borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise as quickly as the prices of other fixed-income securities.

Underlying Fund Risk. The Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A Shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad based market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

The Fund changed its investment strategy effective December 13, 2019. Performance information for periods prior to December 13, 2019 does not reflect the Fund’s current investment strategy.

Annual Total Returns

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Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 8.13% (quarter ended September 30, 2010), and the lowest return for a quarter was (9.68)% (quarter ended September 30, 2011). The Fund’s Class A Shares year-to-date return as of September 30, 2019 was 10.15%.

Average Annual Total Returns

(for the periods ended December 31, 2018)

Class A Shares	1 Year	5 Years	Since Inception*
Return Before Taxes	(7.64)%	2.22%	5.13%
Return After Taxes on Distributions	(9.37)%	(0.04)%	3.33%
Return After Taxes on Distributions and Sale of Fund Shares	(3.92)%	1.26%	3.68%
Class C Shares
Return Before Taxes	(3.83)%	N/A	4.27%
Standard & Poor’s 500 Total Return Index® (S&P 500) (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	12.73% (Class A shares) 9.32% (Class C shares)

*       Class A shares commenced operations on July 30, 2009. Class C shares commenced operations on May 31, 2016.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A Shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, a Senior Portfolio Manager of the Advisor, serves as the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller has served as a Portfolio Manager of the Fund since 2016.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional is $1,000. For Class A Shares and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares, and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is fundamental and may be changed only by a vote of a majority of the Fund’s outstanding Shares. In addition, if the Board of Trustees decides to change Rational Equity Armor Fund’s policy to invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities, shareholders of the Fund will be given 60 days’ advance notice. Rational Equity Armor Fund will consider the securities held by other investment companies in which the Fund invests when determining compliance with its policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

Fund	Investment Objective
Rational Equity Armor Fund	The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.
Rational Strategic Allocation Fund	The Fund’s investment objective is to seek current income and moderate appreciation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for each Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that a Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-800-253-0412 or visit the Funds’ website at www.rationalmf.com.

Rational Equity Armor Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities. The Fund seeks to achieve its investment objective by investing primarily in common stock of dividend paying companies included within the S&P 500 Index. The Fund may also invest up to 20% of its assets in futures contracts on the Cboe Volatility Index (the “VIX Index”) (“VIX Futures”) and in cash and cash equivalents, including U.S. Treasury obligations, as a hedge against the common stock held in the Fund’s portfolio. The VIX Index measure of the stock market's expectation of volatility implied by S&P 500 index options and is calculated and disseminated in real-time by the Chicago Board Options Exchange (the “Cboe”).

Equity Armor Investments, LLC, the investment sub-advisor of the Fund (“the “Sub-Advisor”) uses a rules-based quantitative strategy to create a portfolio composed of common stock, primarily of dividend paying companies, that it believes offer the best return potential and low volatility under the current economic

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environment. Stocks are selected based on a proprietary model comprised of the following factors (i) domestic factors such as unemployment rate, corporate cash flow, housing starts, auto sales, and new durable goods; (ii) monetary factors; (iii) interest rates; (iv) various index levels including gold index, energy prices, consumer price index; and (v) international factors such as euro exchange rates, FTSE 100, Tokyo stock exchange, and agricultural exports. The goal of the strategy is to select those companies with prices that (i) are primarily driven by the economy rather than company-specific information; (ii) are neutral or suitable in the current economy; (iii) do not exhibit excessive reaction to economic changes; and (iv) have decreased in value in lesser amounts historically than the S&P 500 Index during periods of declines in the S&P 500 Index. The Fund’s sector allocation shall not exceed approximately three times the sector’s weight in the S&P 500 Index, and the Fund’s allocation to any sector shall not exceed approximately 40% of the Fund’s assets at the time of investing. The Fund’s sector allocation is assessed and rebalanced, if necessary, on a quarterly basis. The Fund’s sector allocation process does not focus on any particular sectors.

The Fund may also hold long and short positions on VIX Futures with two month expiration dates at the time of purchase. The Fund will invest a portion of the Fund assets in VIX Futures utilizing the same methodology as the Equity Armor Investments VOL 365 Index (the “EAVOL Index”) and will seek to achieve approximately two-thirds of the return of the EAVOL Index for this component of the Fund’s portfolio. The EAVOL Index was created by the Sub-Advisor and its value is disseminated by the Cboe. The EAVOL Index is calculated pursuant to a rules-based volatility analysis of potential investments to select the securities that present the least potential for time decay while maintaining the highest correlation to VIX Index price movement each day. Historically, the VIX Index negatively correlates to equity price movement. Therefore, the EAVOL Index may appreciate during times of downward equity prices or when implied volatility expectations of equities rise. Likewise, when equity prices appreciate or implied volatility expectations decline, the EAVOL Index is likely to decline in value. Volatility analysis includes the study of price, momentum, future curves, as well as recurring price patterns. The EAVOL Index consists only of VIX Futures as its sole components and holds approximately 1 to 2 different VIX Futures. The components of the EAVOL Index are rebalanced on a daily basis. The Fund rebalances this component of the portfolio on a daily basis in order to closely track the EAVOL Index.

The EAVOL Index relies primarily on volatility analyses to execute long and short trades in futures listed on the CFE (Chicago Futures Exchange). Volatility analysis includes the study of price, future curves, and other measures related and non-related to the Cboe VIX Index. The holdings of the EAVOL Index consist solely of VIX Futures with an expiration date of less than 90 days. Volatility analysis is based on the theory that a study of the markets as a whole (rather than particular market sectors) provides a means of anticipating prices. Using the relationship between implied volatility levels indicated by the VIX Index along with future implied volatility levels indicated by VIX Futures, the index dictates rebalancing on a daily basis in order to adhere to long volatility correlation. The spot prices of the VIX Index relative to VIX Futures, along with the dollar amount of volatility exposure is used to determine the specific exposure of the Fund to this element of the Fund’s strategy. Volatility analysis of the markets often includes a study of the actual daily, weekly and monthly price fluctuations as well as an algorithmic analysis of these items and other technical data.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

In addition to the principal investment strategies discussed above, the Fund may invest in other investment companies, including affiliated funds advised by the Advisor.

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Rational Strategic Allocation Fund

The Fund seeks to achieve its investment objective by investing in a portfolio of futures contracts on the S&P 500 Index (the “Index”) (“Index Futures”) and in income-oriented securities. The Index measures the performance of the 500 largest publicly traded companies in the United States. The Fund’s investments in Index Futures are designed to provide a return (before fees and expenses) that approximates the performance of the Index. The Fund also invests in a portfolio of income-oriented mutual funds typically representing non-traditional fixed income asset classes (“Underlying Funds”) with the objective to: (1) provide current income; (2) provide additional return over the long term; and (3) support the goal of moderate capital appreciation by buffering the impact of downside equity market volatility. The Underlying Funds are also advised by the Advisor. Cash and cash equivalents held in the portfolio will serve as margin or collateral for the Fund’s futures investments.

Under normal market conditions, the Fund intends to invest in a portfolio of Underlying Funds, excluding cash and equivalents required for margin or collateral, while also maintaining notional exposure to the Index through its investments in futures contracts, which are intended to provide the Fund with economic exposure to U.S. equities in an amount up to the value of the Fund’s net assets. The term “notional exposure” refers to an investor’s exposure to the face value of an asset, whereas “economic exposure” refers to exposure to the market value of an asset. As a result, the Fund’s total investment exposure (direct investments in Underlying Funds plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. The Fund will maintain roughly 70% - 100% notional exposure to futures and roughly 70% - 100% notional exposure to underlying funds. The Fund could lose money on its investments in the Underlying Funds and through its exposure to the Index at the same time, potentially magnifying losses during periods of equity market sell-offs.

The Underlying Funds in which the Fund may invest typically focus on non-traditional fixed income asset classes such as agency and non-agency residential and commercial mortgage backed securities (“MBS”) (including hedged agency MBS and collateralized mortgage obligations); asset-backed securities (including collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”)); corporate debt, convertible securities, and floating rate loans and other floating rate investments. The Fund may invest in Underlying Funds without any constraints as to the market capitalization, duration, maturity, country of domicile (including emerging market countries), or type of securities or investments held by the Underlying Funds. Certain of the Underlying Funds may hold, without limit, debt securities of any credit quality including below investment grade debt securities (also known as “junk” bonds).

The Advisor has broad discretion in the purchase of Underlying Funds for the Fund’s portfolio. The Advisor selects Underlying Funds based on a fundamental research process. The research process includes a top-down analysis of market conditions and investment category historical performance during various market conditions. It also includes a bottom-up analysis of each potential Underlying Fund for investment, including investment allocations; investment valuations and characteristics; positioning; historical performance during various market conditions; and the Fund’s portfolio manager’s outlook. The Advisor will tactically reallocate among Underlying Funds as often as needed to react to changing market conditions or to take advantage of opportunities

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with the Funds’ principal investment strategies, in attempting to respond to adverse market, economic, political, or

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other conditions. For example, a Fund may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Funds also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following chart summarizes the principal risks and non-principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal and non-principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus. For purposes of the discussion below, “Fund” means Fund and/or one or more of the underlying funds in which a Fund invests.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Not Applicable: --

	Rational Equity Armor Fund	Rational Strategic Allocation Fund
Advisor’s Potential Conflict Risk	○	●
American Depositary Receipts Risk	○	○
Allocation Risk	○	●
Asset-Backed Securities Risk	○	●
Bank Loans Risk	○	○
Basic Materials Industry Risk	○	○
Call Risk	○	●
Capacity Risk	○	○
Cash or Cash Equivalents Risk	●	●
CDOs and CLOs Risk	○	●
Changing Fixed Income Market Conditions Risk	○	○
Class/Sector/ Region/ Focus Risk	●	○
Collateralized Bond Obligation Risk	○	○
Commodity Risk	○	○
Commodity Tax Risk	--	○
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Concentration Risk	○	○
Conflict of Interest – Advisors/Sub-Advisors Risk	○	○
Conflict of Interest – Portfolio Manager Risk	○	○
Convertible Securities Risk	○	●
Counterparty Risk	●	●
Credit Default Swap Risk	○	○
Credit Risk	○	●
Currency Risk	○	○
Cybersecurity Risk	○	○
Derivatives Risk	●	●
Dividend Yield Risk	●	○
Duration Risk	○	●
Emerging Markets Risk	○	●
Energy Sector Risk	○	○
Equity Security Risk	●	○
ETF Risk	○	○
ETNs Risk	○	○
Event-Linked Bond Risk	○	○
Extension Risk	○	●
Fixed Income Risk	○	●
Floating Rate Loans Risk	○	●
Foreign Exchanges Risk	○	○
Foreign Investment Risk	○	●
Futures Risk	●	●
Geographic Concentration Risk	○	○
Growth Stock Risk	○	○
Healthcare Sector Risk	○	○
Index Risk	○	○
Inflation-Indexed Bond Risk	○	○
Inflation Protected Securities Risk	○	○
Information Technology Sector Risk	○	○
Interest Rate Risk	○	●
Inverse ETF Risk	○	○
IPO Risk	○	○
Issuer-Specific Risk	○	○
Junk Bond Risk	○	●
Large Capitalization Stock Risk	●	○
Leverage Risk	●	●
Leveraged ETF Risk	○	○
Limited History of Operations Risk	○	○
Liquidity Risk	○	●
Litigation Risk	○	○
Loan Risk	○	○
Machinery and Electrical Equipment Industry Risk	○	○
Managed Volatility Risk	●	○
Management Risk	●	●
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Market Capitalization Risk	○	○
Market Risk	●	●
Market Volatility-Linked ETFs Risk	○	○
Medium (Mid) Capitalization Stock Risk	○	○
Micro Capitalization Risk	○	○
MLP and MLP-Related Securities Risk	○	○
MLP Tax Risk	○	○
Model and Data Risk	●	○
Mortgage-Backed Securities Risk	○	●
Municipal Bond Risk	○	○
New Sub-Advisor Risk	●	--
OTC Trading Risk	○	○
Preferred Stock Risk	○	○
Prepayment Risk	○	●
Real Estate and REIT Risk	○	○
Regulatory Risk	○	○
Repurchase and Reverse Repurchase Agreement Risk	○	○
Restricted Securities Risk	○	○
Risk Management Risk	○	○
Security Risk	○	○
Segregation Risk	○	○
Short Position Risk	●	○
Small Capitalization Stock Risk	○	○
Sovereign Debt Risk	○	○
Structured Note Risk	○	○
Turnover Risk	●	--
Underlying Fund Risk	○	●
U.S. Government Obligations Risk	○	○
Utilities Sector Risk	○	○
Value Investing Risk	○	○
Volatility Risk	●	○

Advisor’s Potential Conflicts Risk. The Funds invest in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating each Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

American Depositary Receipts (“ADRs”) Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, a Fund may have difficulty selling

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the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid. Because ADRs are denominated in US dollars, they are also subject to currency risk, as movements in the exchange rate of the local currency of the foreign issuer versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its local market, if the exchange rate of the local currency relative to the US dollar declines, the ADR price would decline by a similar measure.

Allocation Risk. Allocation risk refers to the risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed Securities Risk. Asset-backed securities may be subject to prepayment risk. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money and causing the price of the asset-backed securities, and the Fund’s net asset value per share, to fall. Asset-backed securities are also subject to extension risk. The prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The value of asset-backed securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. The Advisor’s or Sub-Advisor's assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Asset-backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Possible legislation in the area of credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities” under the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of such laws, including anti-fraud provisions.

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Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. World events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect such issuers. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk: At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

CDOs and CLOs Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by a Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if a Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the defaults before senior tranches. CDOs and CLOs are also subject to additional risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level. Interest rate increases could cause the value of a Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

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Class/Sector/Region Focus Risk. If a Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower quality tranches carry greater risk and pay higher interest rates.

Commodity Risk. A Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Commodity Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level.

Concentration Risk. A Fund that concentrates its investments in a sector, industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such sector, industry or group of industries than a Fund that invests its assets more broadly.

Conflict of Interest - Advisors/Sub-Advisors Risk. The Advisor, Sub-Advisor, and other individuals associated with the Advisor and Sub-Advisor may have compensation and/or other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.
•	With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.
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•	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares
•	The Advisor and the Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible securities are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible securities are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible securities may also be subject to prepayment or redemption risk. If a convertible security is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. When a convertible security’s value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

The value of certain convertible securities, such as preferred stocks, will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Synthetic convertible securities are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible security may decline substantially if the counterparty's creditworthiness deteriorates. The value of a synthetic convertible security may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

Counterparty Risk. The Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with the Funds may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating

30

specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. In addition, the credit quality of fixed income securities held by a Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations. A Fund’s exposure to credit risk may be increased through its investments in high-yield securities commonly known as “junk bonds.” Credit risk may be substantial for a Fund.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. A Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Cybersecurity Risk. The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the Advisor, a Sub-Advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates, inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Forwards Risk. Foreign currency forward contracts are a type of derivative contract whereby a Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective.

Futures Risk. A Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes a Fund to the risks associated with derivative instruments described avoe. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause a Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s or Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible

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that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Hedging Risk. Hedging is a strategy in which a Fund uses a security or derivative to reduce the risks associated with other Fund holdings. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing a Fund from executing positions at an advantageous time or price, or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for a Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of a Fund's portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of a Fund's portfolio securities. As the buyer of a call option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, a Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, a Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, a Fund will lose money if the value of the underlying reference instrument rises above the strike price. A Fund's losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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Swaps Risk. A Fund may use swaps to enhance returns and manage risk. A Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Written Call Option Risk. Selling covered call or stock index options will limit a Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price. Duration should not be confused with maturity. The maturity of a fixed income security is a measure of the amount of time left until the security “matures” or repays its face value. In contrast, duration measures the price sensitivity of a fixed income security to changes in interest rates rather than the amount of time remaining to maturity. Longer duration tends to result in greater volatility and a greater sensitivity to interest rate changes. For example, a five year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets

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and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity Security Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETNs Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

Event-Linked Bonds Risk. Event-linked (or “catastrophe”) bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in the security. Such losses may be substantial. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high

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degree of risk of loss and are considered “high yield” bonds. The rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a trigger event occurring and causing a loss to the Fund.

Extension Risk. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default) and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Floating Rate Loans Risk. A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

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On July 27, 2017, the United Kingdom's Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund's investments that use or may use a floating rate based on LIBOR cannot yet be determined.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s or “BBB-” by S&P, or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Advisor or Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Foreign Exchanges Risk. A portion of the derivatives trades made by a Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. To the extent a Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect a Fund than they would a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, a Fund may be exposed to greater risk and will be more dependent on the Advisor’s or Sub-Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries. Additionally, foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. Because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for a Fund to make intended purchases and sales of securities in foreign countries.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund's net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more

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expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Healthcare Sector Risk. The healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company's patent may adversely affect that company's profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are

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heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.The maturity and effective duration of a Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the Fund will achieve or maintain the target maturity or effective duration of its investment portfolio.

Investment Style Risk. The particular type of investments in which the Fund focuses (such as large-capitalization stocks or growth stocks) may underperform other asset classes or the overall market. Individual market segments such as the large-cap, mid-cap and small-cap U.S. equity market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

IPO Risk. A Fund may invest in IPOs at the time of the offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. Due to limited shares available on the IPO, a Fund purchases most of its holdings in post-IPO trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in a Fund. The price of stocks included in a Fund may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that lock-up shares are released.

Issuer-Specific Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer,

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obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and a Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund’s ability to sell the bonds in its portfolio (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the value of the Fund’s portfolio and net asset value per share.

Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s net asset value per share and make a Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Limited History of Operations Risk. A Fund may invest in other funds that have a limited history of operations. Such funds have a limited history of operations to evaluate and may have a small asset size. Due to a fund's small asset size, certain of the fund's expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset size. There can be no assurance that a fund will grow to an economically viable size, in which case a fund may cease operations. In such an event, a Fund may be required to liquidate or transfer their investments at a loss.

Liquidity Risk. Liquidity risk exists when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to timely meet its redemption obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Funds to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to

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settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Managed Volatility Risk. Techniques used by the Sub-Advisor to manage the volatility of a Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Sub-Advisor’s ability to correctly analyze and implement, in a timely manner, the volatility management techniques.

Management Risk. The ability of a Fund to meet its investment objective is directly related to the Advisor's or Sub-Advisor’s proprietary investment process. The Advisor's or Sub-Advisor’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's or Sub-Advisor’s investment strategy or strategies will produce the desired results. As a result, the Fund could underperform other investment vehicles with similar investment objectives. The Advisor’s assessment of the Sub-Advisor’s investment acumen may prove incorrect.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Market Risk. The market value of a Fund’s portfolio securities may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price a Fund originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, sector or the market as a whole. This volatility may cause the value of your investment in a Fund to decline. Overall stock and bond market risks may also affect the value of a Fund. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels and political events may adversely affect the securities markets. Stocks and bonds involve the risk that they may never reach what the Advisor or Sub-Advisor believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures.

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Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value and generally are more volatile than larger companies. Micro capitalization companies may trade in less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor or Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or

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more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Advisor’s or Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, causing the price of the mortgage-backed securities and the Fund’s net asset value per share to fall and making the mortgage-backed securities more sensitive to interest rate changes. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. The liquidity of mortgage-backed securities may change over time. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage-backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will be able to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund

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could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may therefore, be more dependent on the analytical abilities of the Advisor or Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

New Sub-Advisor Risk. The Sub-Advisor has not previously managed a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor's management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Prepayment Risk. A Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level

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tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase in legal expenses incurred by the Fund.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying security. A Fund may also experience losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. A Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Segregation Risk. Under the federal securities laws, the Fund is required to maintain a segregated account of cash or liquid assets to cover its obligations in certain transactions. This requirement may cause a Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Position Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The

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Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

Small Capitalization Stock Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, events that affect the industry, and adverse changes in the index or reference asset to which the payments are linked. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. A Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Turnover Risk: A Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

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Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. In addition, when a Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Each of the Underlying Funds is subject to its own specific risks. Additional risks of investing in the Underlying Funds are described below:

•	BDC Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares without paying a substantial penalty or at all. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.
•	Closed-End Fund Risk. Closed-end funds are subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. Closed-end funds may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.
•	ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances.
•	ETF Tracking Risk. Index-based or “passive” ETFs, which seek to track the performance of an underlying index, will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, passive ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising
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the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

•	Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the fund’s adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.
•	Inverse ETF Risk: Investing in inverse ETFs may result in increased volatility due to a Fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
•	Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
•	Mutual Fund Risk. Mutual funds are subject to management risk because the adviser to the mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the investment objective of the Fund.
•	Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government.

Utilities Sector Risk. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation

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and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.

Value Investing Risk. The assessment of a stock’s intrinsic value may never be fully recognized or realized by the market, and a stock judged to be undervalued may actually be appropriately priced or its price may decline. Value stocks may be trading at relatively low valuations as a result of experiencing adverse business developments or may be subject to special risks. Different types of stocks tend to fall in and out of favor depending on market conditions, and the market may not favor value style investing. Value stocks may lag behind growth stocks in an up market.

Volatility Risk. A Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down. Significant short-term price movements could adversely impact the performance of a Fund. Market conditions in which significant price movements develop but then repeatedly reverse, could cause substantial losses due to prices moving against a Fund’s long or short positions (which are based on prior trends). The performance of Rational Equity Armor Fund is based in part on the prices of one or more of the VIX Futures in which the Fund invests. Each of the equity securities held by Rational Equity Armor Fund and the VIX Futures are affected by a variety of factors and may change unpredictably, affecting the value of the futures contracts on the VIX and, consequently, the value and market price of the Fund’s Shares.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in each Fund’s portfolio is found in the Statement of Additional Information.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). A Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day. Requests received after 4:00 p.m. EST will be processed on the next business day.

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Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         a check payable to the Fund

Multiple Classes

Each Fund offers four classes of Shares: Class A Shares, Class C Shares, Institutional Shares and Class T Shares. Class T Shares are offered through a separate prospectus. Not all share classes may be available in all states.

Choosing a Share Class

To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, sales charges for Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. The breakpoint schedule is set out below under “Sales Charges.”

The following are some of the main differences between Class A Shares, Class C Shares and Institutional Shares of the Funds:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”

• A contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class C Shares

•	No front-end sales charges, all of your money goes to work for you right away.
•	CDSCs on shares sold within 12 months of purchase and as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 1.00% of the Fund’s average daily net assets.

• A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Institutional Shares

•	No sales charges.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

For the estimated expenses of each share class, see the section entitled “Fees and Expenses of the Fund.”

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Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C Shares and may have different policies and procedures regarding the availability of sales load waivers and reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.”. Appendix A is incorporated by reference into (or legally considered part of) this Prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Sales Charges on Class A Shares

Purchases of Class A Shares of each Fund are subject to the following front-end sales charges. The front-end sales charges do not apply to Class A Shares acquired through reinvestment of dividends and capital gains distributions.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above *	0.00%	0.00%	0.00%

*       A CDSC of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction (in the case of investments at or above the $1 million breakpoint). Certain intermediaries may provide different CDSC waivers or discounts which are described in Appendix A to this Prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers.”

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

How to Reduce Your Class A Sales Charge

The Fund offers a number of ways to reduce or eliminate the front-end sales charge on Class A Shares.

Class A Shares, Reductions and Waivers

There are no sales charges on reinvested distributions. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

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Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, a dollar amount that would qualify for a reduced sales charge set forth in the table under the sub-section “Sales Charges” above, and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A Shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A Shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A Shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: Each Fund may sell Class A Shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.

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For more information regarding which intermediaries may have agreements with the Funds or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this Prospectus.

Sales Charges on Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares.

The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers.”

Distribution Plans

Each Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of its Class A Shares, and Class C Shares, which allow the Funds to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to the Fund’s 12b-1 Plan, each Fund may finance from the assets of Class A, Class C and certain activities or expenses that are intended primarily to result in the sale of the Class A Shares, or Class C Shares, as applicable. Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time, these fees will increase the cost of a shareholder’s investment and will cost the shareholder more than other types of sales charges.

The maximum Rule 12b-1 fee is 0.25% of the Fund’s Class A Shares average daily net assets.

With respect to Class C Shares, the fee paid by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the

53

Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor, the Sub-Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan with respect to the Funds’ Class A, Class C and Institutional Class Shares. The Funds may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares, Class C Shares (in addition to those included in the Fund’s 12b-1 fees above for Class C Shares only) and Institutional Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 800-253-0412 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Rational Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Funds reserve the right to reject any purchase request that it regards as disruptive to the efficient management of a Fund, which includes investors with a history of excessive trading. The Funds also reserve the right to stop offering shares at any time.

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If you choose to pay by wire, you must call the Funds’ transfer agent, at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial purchase for each Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Funds through the SIP. To participate, you must open an account with the Trust by calling 800-253-0412, request and complete an application, and invest at least $50 at periodic intervals. Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in either Class A Shares or Class C Shares of the Fund or Funds, as you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Additional Investments

The minimum subsequent investment for each Fund for Class A Shares and Class C Shares is $50 and the minimum subsequent investment for each Fund’s Institutional Shares is $500. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 800-253-0412 or by writing to the Fund at:

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Rational Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

Other Purchase Information

A Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

You may invest in the Funds through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase orders on each Fund's behalf. The Funds will be deemed to have received a purchase order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker, to the Funds upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

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HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. EST (or before the NYSE closes if the NYSE closes before 4:00 p.m. EST) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

You may redeem your shares in the Funds through brokers or agents who have entered into selling agreements with a Fund's distributor. The brokers and agents are authorized to receive redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive redemption orders on each Fund's behalf. The Funds will be deemed to have received a redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. You may be charged a fee if you use a broker or agent to redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors redeeming shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to:

Rational Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

A Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-253-0412if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 800-253-0412. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. A Fund, the transfer agent and the custodian are not liable

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for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Funds do not charge a redemption fee. Shareholders in a Fund who purchased $1 million or more Class A Shares and did not pay a front-end sales charge will be assessed a 1.00% CDSC on shares redeemed less than 24 months after the date of their purchase. Shareholders who purchase Class C Shares do not pay an initial front-end sales charge but will be assessed a 1.00% CDSC on shares redeemed less than 12 months after the date of their purchase.

The Funds use a "first in, first out" method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Funds reserve the right to modify, waive or eliminate the CDSC at any time. If a Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

Redemptions in Kind. Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by a Fund, may be either a pro rata payment of each of the securities held by a Fund or a representative sample of securities, and will be valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 800-253-0412. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh calendar day following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit and then from the sale of portfolio securities. Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine

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from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Reinstatement Privilege: Shareholders have a one-time right, within 60 days of redeeming Class A shares to reinvest the redemption proceeds at the next determined NAV in Class A Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Exchanging Shares

On any business day when the NYSE is open, you may exchange Shares of a Fund for the same class of shares of any other Rational Fund offering such shares.

Additional Information

In order to exchange Shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing shares of other Rational Funds. (See “Frequent Trading Policies.”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Rational Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges. A CDSC is not imposed on exchanges of Class A Shares.

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Exchanging C Shares

Class C Shares for a Fund may be exchanged for Class C Shares of any other Fund offering such shares. The Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received) without a sales charge.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements
•	You must maintain the required minimum account balance in the Fund out of which you are exchanging shares.
2.	Satisfy the minimum investment requirements
•	You must meet the minimum investment requirements of the Fund into which you are exchanging shares.
3.	Call (You must have completed the appropriate section on your account application)
•	The Funds at 800-253-0412
•	Your Investment Professional

OR

   Write

•       Mutual Fund and Variable Insurance Trust

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

4.	Provide the required information
•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)
•	Specify the share class
•	Your account number
•	The name and address on your account (account registrations must be identical)
•	The dollar amount or number of shares to be exchanged
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•	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)
•	Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Share Class Exchange

Shareholders of a Fund may elect on a voluntary basis to exchange their shares in one class of the Fund for shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shareholders who fail to satisfy the eligibility requirements of a particular share class may not purchase additional shares of that class (except through dividend reinvestments). Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Fund’s Advisor or distributor may be automatically exchanged by the financial intermediary, without notice, for a share class with a higher or lower expense ratio than the original share class, if such exchange is consistent with the fee-based or wrap fee program’s policies. Investors should contact their financial intermediary to obtain information about their eligibility for the financial intermediary’s program and the class of shares they would receive upon such an exchange.

A shareholder may request a voluntary exchange between share classes of the same Fund as described above by directly contacting the Fund or, if shares are held through a financial intermediary, by contacting the intermediary. You may be required to provide sufficient information to establish eligibility to exchange for the new share class. All permissible exchanges will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share class exchange within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this exchange feature at any time.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Funds’ shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of a Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by a Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Funds and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

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VALUING FUND ASSETS

The Funds’ assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value a Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Certain Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The Funds declare, have ex-dates and pay dividends on investment income, if any, according to the following schedule:

Rational Equity Armor Fund	Monthly
Rational Strategic Allocation Fund	Quarterly

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any

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covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross

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income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

MANAGEMENT OF THE FUNDS

Advisor

Rational Advisors, Inc. has been retained by the Trust under Management Agreements to act as the investment advisor to the Funds subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex.” Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Funds’ investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

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Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Sub-Advisor

Equity Armor Investments, LLC (Rational Equity Armor Fund Only)

The Fund’s Sub-Advisor is Equity Armor Investments, LLC (“Equity Armor”) pursuant to a Sub-Advisory Agreement between the Advisor and Equity Armor. Equity Armor is located at 311 S. Wacker Dr., Suite 650, Chicago, Illinois 60606. Equity Armor is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Founded in 2011 Equity Armor provides investment management services to individuals, registered investment advisers and other financial institutions.

Under the supervision of the Advisor, Equity Armor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Equity Armor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Equity Armor fifty percent of the net advisory fees paid to the Advisor by the Fund in new Fund assets received by the Fund on and after the effective date of the Sub-Advisory Agreement.

Portfolio Managers

Portfolio Managers of Rational Equity Armor Fund

Brian Stutland, Managing Member, Chief Investment Officer and Chief Compliance Officer of the Sub-Advisor, Luke Rahbari, Managing Member and Portfolio Manager of the Sub-Advisor, and Joseph Tigay, Chief Trading Officer and Portfolio Manager of the Sub-Advisor, serve as the Fund’s Portfolio Managers and are primarily responsible for the day-to-day management of the Fund. Mr. Stutland is the Fund’s Lead Portfolio Manager.

Brian Stutland, Managing Partner, Chief Investment Officer and Chief Compliance Officer of Equity Armor since 2011, has served as the Fund’s Lead Portfolio Manager since 2019. He is also a Member of Tremis, LLC, a Cryptocurrency mining and trading operations firm, since 2017 and a Member of Equity Armor Advisers, LLC, Macro Growth Advisers, LLC, and Lone Star Equity Armor Advisors, LLC since 2016. Prior to founding Equity Armor in 2011, Mr. Stutland was the Managing Member and Floor Trader of Stutland Equities, LLC (2005 to 2011) and was a Trader and Market Maker for LETCO Trading from 1999 to 2002). Mr. Stutland earned his Bachelor of Science in Engineering and his Masters of Science in Engineering from University of Michigan.

Luke Rahbari, a Member and Portfolio Manager of Equity Armor since 2011, has served as a Portfolio Manager of the Fund since 2019. He is also a Member of Tremis, LLC, a Cryptocurrency mining and trading operations firm, since 2017 and a Member of Equity Armor Advisers, LLC, Macro Growth Advisers, LLC, and Lone Star Equity Armor Advisors, LLC since 2016. Prior to founding Equity Armor in 2011, Mr. Rahbari served as an Asset Manager of Peachtree Asset Management (2007 to 2011), worked on the Institutional Equity Derivatives Desk of Toronto Dominion Bank (2002-2006) and was a Floor Trader, Market Maker, Specialist Registered Options of LETCO Trading (1994 to 2002). Mr. Rahbari earned his Bachelor of Business Administration from Eastern Michigan University and a Masters of Business Administration from the University of Chicago, Graduate School of Business.

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Joseph. Tigay, Chief Trading Officer and Portfolio Manager of Equity Armor since 2011, has served as a Portfolio Manager of the Fund since 2019. He is also a Member of Tremis, LLC, a Cryptocurrency mining and trading operations firm, since 2017 and a Member and Investment Adviser Representative of Equity Armor Advisers, LLC, Macro Growth Advisers, LLC and Lone Star Equity Armor Advisors since 2016. Prior to founding Equity Armor in 2011, Mr. Tigay served as a Floor Trader, Market Maker and Clerk for Stutland Equities, LLC (2005 to 2011). Mr. Tigay earned his Bachelor of Business Administration from Eastern Michigan University.

Portfolio Manager of Rational Strategic Allocation Fund

David Miller is primarily responsible for the day-to-day management of the Fund.

David Miller, Owner and Senior Portfolio Manager of the Advisor since 2016, has served as the Portfolio Manager of the Fund since 2016. He is also a co-founder and Senior Portfolio Manager of Catalyst Capital Advisors LLC (“Catalyst”) since 2006. Mr. Miller is also responsible for the day-to-day management of several funds managed and sub-advised by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

The Funds’ SAIs provide additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Funds.

Manager-of-Managers Order

An affiliate of the Advisor has obtained an exemptive order (the “Order”) from the Securities and Exchange Commission that would permit the Advisor, with the Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisors with respect to the Fund without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisors or amend sub-advisory agreements, including with respect to sub-advisory fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders. Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

Regulation under the Commodity Exchange Act

The Advisor is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Funds. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Funds as a result of the Advisor’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Advisor as the Funds’ CPO, the Advisor’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses. The Advisor is also registered as a CTA but, with respect to the Funds, relies on an exemption from CTA regulation available for a CTA that also serves as a Fund’s CPO.

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Advisory and Sub-Advisory Services

The Funds pay the Advisor management fees as a percentage of each Fund’s average daily net assets for its services as investment advisor as set forth in the chart below and the paragraphs that immediately follow:

Fund	Percentage of Average Daily Net Assets
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Rational Equity Armor Fund	0.75%	0.70%	0.65%

Fund	Percentage of Average Daily Net Assets
Rational Strategic Allocation Fund	0.10%

Advisory Fees

The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) at a certain level through April 30, 2021. The Advisor may recoup such fee waivers and/or expense payments (within three years after the fees have been waived or expenses paid) if the Fund is able to make the repayment without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed: (i) the expense limit in effect at the time the fees were waived or expenses paid; or (ii) the expense limit in place at the time of the recoupment. The following table describes the expense limitations for each Fund.

Fund	Expense Limitation
Rational Equity Armor Fund	1.25%, 2.00%, and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively of the Fund
Rational Strategic Allocation Fund	0.70%, 1.45%, and 0.45% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund

For the fiscal year ended December 31, 2018, the Funds paid the Advisor management fees (after waivers) as a percentage of each Fund’s average daily net assets:

Fund	Net Advisory Fee Received
Rational Equity Armor Fund	0.17%
Rational Strategic Allocation Fund	0%

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

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The Trust’s annual report to shareholders for the period ended December 31, 2018 contains discussions regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor for Rational Equity Armor Fund and Rational Strategic Allocation Fund. The Trust’s annual report to shareholders for the period ended December 31, 2019 will contain a discussion regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement between the Advisor and Equity Armor for Rational Equity Armor Fund.

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FINANCIAL HIGHLIGHTS

Rational Equity Armor Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years and the six months ended June 30, 2019, or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years ended December 31, 2016, December 31, 2017, and December 31, 2018 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. The unaudited information for the six months ended June 30, 2019 is derived from the Fund’s financial statements included in the Fund’s most recent Semi-Annual Report. The Fund’s Annual and Semi-Annual Reports are available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Period

Institutional Class
For the	For the	For the	For the	For the	For the
Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30,	December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016	2015	2014
(Unaudited)
Net asset value, beginning of year	$ 6.58	$8.02	$8.64	$8.41	$10.01	$10.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	(A)	0.34	(A)	0.30	(A)	0.29	(A)	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.15	(1.26)	(0.47)	0.22	(0.67)	0.64
Total from investment operations	0.32	(0.92)	(0.17)	0.51	(0.31)	1.03
LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.52)	(0.45)	(0.26)	(0.35)	(0.41)
From net realized gains on investments	—	—	—	(0.02)	(0.94)	(1.35)
Total distributions	(0.14)	(0.52)	(0.45)	(0.28)	(1.29)	(1.76)
Net asset value, end of year	$ 6.76	$6.58	$8.02	$8.64	$8.41	$10.01
Total return (B)	4.82	%(C)	(11.96)%	(1.99)%	6.15%	(3.25)%	9.59%
RATIOS/SUPPLEMEN-TAL DATA:
Net assets, end of year (in 000’s)	$ 4,612	$4,940	$12,188	$47,544	$57,752	$132,177
Ratios to average net assets
Expenses, before waiver and reimbursement	1.72	%(D)	1.58%	1.33%	1.42%	1.47%	1.38%
Expenses, net waiver and reimbursement	1.00	%(D)	1.00%	1.00%	1.00%	0.89%	0.88%
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Net investment income	4.86	%(D)	4.32%	3.53%	3.37%	3.37%	3.22%
Portfolio turnover rate	160	%(C)	307%	224%	159%	92%	92%

Class A
For the	For the	For the	For the	For the	For the
Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30,	December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016	2015	2014
(Unaudited)
Net asset value, beginning of year	$ 6.57	$8.01	$8.63	$8.40	$10.01	$10.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	(A)	0.32	(A)	0.30	(A)	0.27	(A)	0.31	0.34
Net realized and unrealized gain (loss) on investments	0.16	(1.26)	(0.49)	0.22	(0.66)	0.67
Total from investment operations	0.32	(0.94)	(0.19)	0.49	(0.35)	1.01
LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.50)	(0.43)	(0.24)	(0.32)	(0.38)
From net realized gains on investments	—	—	—	(0.02)	(0.94)	(1.35)
Total distributions	(0.13)	(0.50)	(0.43)	(0.26)	(1.26)	(1.73)
Net asset value, end of year	$ 6,76	$6.57	$8.01	$8.63	$8.40	$10.01
Total return (B)	4.86	%(C)	(12.22)%	(2.24)%	5.89%	(3.60)%	9.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,817	$12,629	$20,327	$32,269	$39,610	$66,445
Ratios to average net assets
Expenses, before waiver and reimbursement	1.96	%(D)	1.82%	1.57%	1.67%	1.72%	1.63%
Expenses, net waiver and reimbursement	1.25	%(D)	1.25%	1.25%	1.25%	1.14%	1.13%
Net investment income	4.63	%(D)	4.17%	3.52%	3.12%	3.14%	3.01%
Portfolio turnover rate	160	%(C)	307%	224%	159%	92%	92%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.
(C)	Not Annualized
(D)	Annualized

Class C
For the	For the	For the	For the	For the	For the

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Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
June 30,	December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016	2015	2014 (A)
(Unaudited)
Net asset value, beginning of year/period	$ 6.55	$ 7.99	$8.61	$8.38	$9.99	$10.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	(B)	0.27	(B)	0.29	(B)	0.22	(B)	0.27	0.32
Net realized and unrealized gain (loss) on investments	0.17	(1.27)	(0.52)	0.22	(0.66)	0.70
Total from investment operations	0.30	(1.00)	(0.23)	0.44	(0.39)	1.02
LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.44)	(0.39)	(0.19)	(0.28)	(0.35)
From net realized gains on investments	—	—	—	(0.02)	(0.94)	(1.35)
Total distributions	(0.11)	(0.44)	(0.39)	(0.21)	(1.22)	(1.70)
Net asset value, end of year/period	$ 6.74	$ 6.55	$7.99	$8.61	$8.38	$9.99
Total return (C)	4.50	%(D)(E)	(12.92	)% (D)	(2.68)%	5.34%	(4.08)%	9.54	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$ 1,398	$ 1,664	$2,799	$1,654	$2,335	$4,154
Ratios to average net assets
Expenses, before waiver and reimbursement	2.69	%(F)	2.59%	2.31%	2.17%	2.22%	2.16	% (F)
Expenses, net waiver and reimbursement	2.00	%(F)	1.90%	1.75%	1.75%	1.64%	1.63	% (F)
Net investment income	3.84	%(F)	3.52%	3.50%	2.61%	2.64%	2.69	% (F)
Portfolio turnover rate	160	%(E)	307%	224%	159%	92%	92	% (E)

(A)	Rational Equity Armor Fund Class C Shares commenced operations on January 2, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not Annualized.

(F)	Annualized.

Rational Strategic Allocation Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years and the six months ended June 30, 2019, or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal years or periods ended December 31, 2016, December 31, 2017 and December 31, 2018 has been audited by Cohen & Company,

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Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. The unaudited information for the six months ended June 30, 2019 is derived from the Fund’s financial statements included in the Fund’s most recent Semi-Annual Report. The Fund’s Annual and Semi-Annual Reports are available upon request.

The information for each fiscal period ended prior to December 31, 2016 has been audited by the Fund’s former independent registered public accounting firm.

For a Share Outstanding Throughout Each Period

	Institutional Class
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	June 30,		December 31,	December 31,	December 31,
	2019		2018	2017	2016 (A)
	(Unaudited)
Net asset value, beginning of year/period	$ 9.12		$10.02	$9.37	$9.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.15		0.39	0.33	0.43
Net realized and unrealized gain (loss) on investments	0.55		(0.67)	0.78	0.09	(C)
Total from investment operations	0.70		(0.28)	1.11	0.52
LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.36)	(0.46)	(0.17)
From net realized gains on investments	—		(0.26)	—	(0.97)
Total distributions	(0.14)		(0.62)	(0.46)	(1.14)
Net asset value, end of year/period	$ 9.68		$9.12	$10.02	$9.37
Total return (D)	7.65	%(E)	(2.81)%	11.95%	5.11	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$ 269		$253	$278	$260
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.03	%(G)	1.04%	0.85%	1.36	% (G)
Expenses, net waiver and reimbursement (F)	0.45	%(G)	0.45%	0.45%	0.45	% (G)
Net investment income (F,H)	3.23	%(G)	3.91%	3.35%	6.98	% (G)
Portfolio turnover rate	35	%(E)	53%	17%	27	% (E)

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Class A
For the	For the	For the	For the	For the	For the
Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30,	December 31,	December 31,	December 31,	December 31,	December 31,
2019	2018	2017	2016	2015	2014
(Unaudited)
Net asset value, beginning of year	$ 9.15	$10.05	$9.40	$9.78	$11.36	$11.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	(B)	0.33	(B)	0.26	(B)	0.18	(B)	0.14	0.17
Net realized and unrealized gain (loss) on investments	0.55	(0.63)	0.83	0.62	(0.34)	0.07
Total from investment operations	0.69	(0.30)	1.09	0.80	(0.20)	0.24
LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.34)	(0.44)	(0.21)	(0.12)	(0.24)
From net realized gains on investments	—	(0.26)	—	(0.97)	(1.26)	(0.41)
Total distributions	(0.12)	(0.60)	(0.44)	(1.18)	(1.38)	(0.65)
Net asset value, end of year	$ 9.72	$9.15	$10.05	$9.40	$9.78	$11.36
Total return (D)	7.57	%(E)	(3.05)%	11.61%	8.16%	(1.87)%	2.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$ 9,575	$9,842	$13,033	$14,822	$17,061	$21,008
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.34	%(G)	1.37%	1.14%	1.30%	1.04%	0.96%
Expenses, net waiver and reimbursement (F)	0.70	%(G)	0.70%	0.70%	0.70%	0.70%	0.73%
Net Investment income (F, H)	2.94	%(G)	3.25%	2.60%	1.82%	1.10%	1.38%
Portfolio turnover rate	35	%(E)	53%	17%	27%	44%	52%

(A)	The Rational Strategic Allocation Fund Institutional Class Shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

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(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class C
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	June 30,		December 31,	December 31,	December 31,
	2019		2018	2017	2016 (A)
	(Unaudited)
Net asset value, beginning of year/period	$ 9.11		$10.03	$9.39	$9.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.11		0.29	0.23	0.24
Net realized and unrealized gain (loss) on investments	0.55		(0.67)	0.78	0.22	(C)
Total from investment operations	0.66		(0.38)	1.01	0.46
LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.28)	(0.37)	(0.09)
From net realized gains on investments	—		(0.26)	—	(0.97)
Total distributions	(0.09)		(0.54)	(0.37)	(1.06)
Net asset value, end of year/period	$ 9.68		$9.11	$10.03	$9.39
Total return (D)	7.22	%(E)	(3.83)%	10.80%	4.56	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$ 1		$1	$1	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.05	%(G)	1.92%	1.82%	1.89	% (G)
Expenses, net waiver and reimbursement (F)	1.45	%(G)	1.45%	1.45%	1.45	% (G)
Net investment income (F,H)	2.22	%(G)	2.89%	2.31%	3.92	% (G)
Portfolio turnover rate	35	%(E)	53%	17%	27	% (E)

(A)	The Rational Strategic Allocation Fund Class C Shares commenced operations on May 31, 2016.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the period ended December 31, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Not annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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APPENDIX A

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•         Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•         Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•         Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•         Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus

•         Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account

•         Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement

•         Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

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Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•         Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•         Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

The information disclosed in the appendix is part of, and incorporated in, the prospectus.

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-800-253-0412

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

• Mutual Fund & Variable Insurance Trust doesn't share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund & Variable Insurance Trust doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Funds at (800) 253-0412 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.rationalmf.com.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05010

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STATEMENT OF ADDITIONAL INFORMATION

December 13, 2019

MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Equity Armor Fund (formerly, Rational Dividend Capture Fund]

Class A Shares: HDCAX Class C Shares: HDCEX Institutional Shares: HDCTX

Rational Strategic Allocation Fund

Class A Shares: HBAFX Class C Shares: RHSCX Institutional Shares: RHSIX

17645 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (SAI) contains information which may be of interest to investors in the Mutual Fund and Variable Insurance Trust (the “Trust” or the “Funds”) but which is not included in the Prospectus for Class A Shares, Class C Shares, or Institutional Shares of the Funds. This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus dated December 13, 2019, for Class A Shares, Class C Shares, and Institutional Shares. This SAI should be read together with the Prospectus. The SAI incorporates by reference the audited financial statements and Report of Independent Registered Public Accounting Firm included in the Funds’ Annual Report for the fiscal year ended December 31, 2018, and the unaudited financial statements of the Funds included in the Funds’ Semi-Annual Report for the six months ended June 30, 2019.

Copies of the Prospectus or the Annual Report may be obtained at no charge from the Trust by writing to the address above or calling 800-253-0412.

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TABLE OF CONTENTS

MUTUAL FUND AND VARIABLE INSURANCE TRUST	3
INVESTMENT RESTRICTIONS	3
OTHER INVESTMENT POLICIES	5
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	5
INVESTMENT RISKS	30
DISCLOSURE OF PORTFOLIO HOLDINGS	38
TRUSTEES AND OFFICERS	39
PRINCIPAL HOLDERS OF SECURITIES	44
ADVISOR AND SUB-ADVISOR	46
CODE OF ETHICS	51
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	51
COMPLIANCE SERVICES	53
CUSTODIAN	53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
COUNSEL	53
DISTRIBUTOR	54
SHAREHOLDER SERVICES	55
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	55
PROXY VOTING POLICY	56
PORTFOLIO TURNOVER	56
PORTFOLIO TRANSACTIONS	57
PURCHASES AND REDEMPTIONS OF SHARES	59
SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES	59
WAIVERS AND REDUCTIONS OF UP-FRONT SALES CHARGE ON CLASS A SHARES	60
WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES	61
FRONT-END SALES CHARGE REALLOWANCES	62
SHAREHOLDER RIGHTS	62
ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS	62
NET ASSET VALUE	64
TAX INFORMATION	65
PERFORMANCE INFORMATION	80

APPENDIX A A-1

APPENDIX B B-1

APPENDIX C C-1

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MUTUAL FUND AND VARIABLE INSURANCE TRUST

The Trust is a Delaware statutory trust, which was formed on June 23, 2006. The Trust is registered under the 1940 Act, as an open-end management investment company. Effective February 22, 2016, the name of the Trust was changed from the Huntington Funds to Mutual Fund and Variable Insurance Trust. As of the date of this SAI, the Trust operates eleven separate series or mutual funds –nine retail portfolios and two variable annuity portfolios (the “VA Funds”), each with its own investment objective and strategy. Both of the Funds in this SAI are diversified. Much of the information contained in this SAI expands upon subjects discussed in the Funds’ Prospectus. No investment in units of beneficial interest (“Shares”) of a Fund should be made without first reading a Fund’s Prospectus.

Rational Advisors, Inc. (the "Advisor") acts as investment advisor to the Funds.

Equity Armor Investments, LLC (“Equity Armor”) acts as the sub-advisor to Rational Equity Armor Fund.

References herein to the Advisor also include the Sub-Advisor, as applicable.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Trust has established several classes of shares. As of the date of this SAI, the Funds only offer Class A, Class C and Institutional Class. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (“Trustees”) may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The investment objective of Rational Equity Armor Fund is to seek total return on investment, with dividend income an important component of that return. The investment objective of Rational Strategic Allocation Fund is to seek current income and moderate appreciation of capital. Each Fund’s investment objective is a “fundamental” policy, which means that the policy may not be changed without approval by a “majority of the outstanding shares” of the applicable Fund which, as used in this SAI, means the vote of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. In addition, the Funds have adopted the following fundamental investment restrictions. The investment restrictions pertain to each Fund unless otherwise noted. In effectuating Rational Strategic Allocation Fund’s investment goals and strategies, the Fund will look through to the investments of the

3

Underlying Funds. Each Fund will consider the concentration of investments held by underlying investment companies when determining compliance with its own concentration policy.

All Funds:

(1)	May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(2)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(3)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(4)	May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(5)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(6)	May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(7)	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction, with the exception of the Fund’s limitations on borrowings as described herein or unless otherwise noted herein.

The fundamental limitations of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, certain Funds also have adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in a Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness.

1940 Act Restrictions. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its totals assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to refer to an investment of more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except a Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

4

Regulatory Compliance. The Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

OTHER INVESTMENT POLICIES

Certain Funds have adopted non-fundamental policies that require them to invest, under normal market conditions, at least 80% of their net assets in equity securities and assets with similar economic characteristics to equity securities. For purposes of such non-fundamental investment policy, the term “assets” includes the amount of a Fund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by such Fund’s name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures). The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s 80% investment policy.

The following investment limitations of Rational Equity Armor Fund are non-fundamental policies. The Fund will not:

(1)	Invest in companies for the purpose of exercising control.
(2)	Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund’s fundamental limitation, in aggregate amounts not to exceed 15% of total assets taken at current value at the time of the incidence of such loan, except as permitted with respect to securities lending.
(3)	Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Funds may invest in futures contracts and options on futures contracts, as disclosed in the Prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, the Funds may invest in companies which invest in real estate, commodities or commodities contracts.
(4)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions.
(5)	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

The following investment limitation of Rational Equity Armor Fund is a non-fundamental policy. The Fund will not:

(1)	Invest in other funds in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The Prospectus for each Fund discusses the principal investment strategies of the Funds and the underlying Funds. Below you will find more detail about the types of investments and investment practices permitted by each Fund, including the underlying Funds, including those which are not part of a Fund’s and/or underlying Fund’s principal investment strategy.

Adjustable Rate Notes and Variable and Floating Rate Instruments

Adjustable rate notes include variable rate notes and floating rate notes. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate securities may have provisions that allow them to be tendered back to remarketing agents at par value plus accrued interest. Liquidity for these securities is provided by irrevocable letters of credit and stand-by purchase agreements. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or

5

insured as to payment of principal and interest. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)

Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations particular to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Certificates of Deposit

For a discussion of Certificates of Deposit, please see the “Money Market Instruments” discussion in this section.

Commercial Paper

For a discussion of Commercial Paper, please see the “Money Market Instruments” discussion in this section.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be

6

employed for a variety of investment strategies. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s or Sub-Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”). See “INVESTMENT RATINGS” in Appendix A to this SAI for a description of these ratings.

The credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor or Sub-Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the “credit enhancer”) rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

Defensive Investments

At times the Advisor or Sub-Advisor may determine that conditions in securities markets may make pursuing a Fund’s principal investment strategies inconsistent with the best interests of the Fund’s shareholders. At such times, the Advisor or Sub-Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund’s assets. In implementing these temporary “defensive” strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor or Sub-Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor or Sub-Advisor considers consistent with such strategies.

Demand Notes

For a discussion of Demand Notes, please see the “Money Market Instruments” discussion in this section.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

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Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund’s exposure to interest rate and currency risks, and may also expose a Fund to liquidity and leverage risks. Over-the-counter (“OTC”) contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective(s). The Advisor will continue to monitor developments in the area. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor or Sub-Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (“ETCFs”)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

Exchange-Traded Funds (“ETFs”)/Index-Based Securities and Ultrashort ETFs

The Funds may invest in ETFs or Index-based Securities and Ultrashort ETFs as an efficient means of carrying out their investment strategies. Index-based securities are often interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. ETFs may be structured as a UIT, but may also be structured as an open-end investment company. Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics. As with index-based securities, ETFs sell their interests directly or the interests may be purchased in a secondary market. ETFs, index-based securities and Ultrashort ETFs are traded on stock exchanges or on the over-the-counter market.

As with traditional mutual funds, ETFs and index-based securities charge asset-based fees, although these fees tend to be relatively low. ETFs and index-based securities do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell the shares.

A UIT will generally issue index-based securities in aggregations of 50,000 known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the net asset value (“NAV”) of the Index and the NAV of a Portfolio Deposit. ETFs structured as investment companies also issue large Creation Units generally in exchange for a basket of securities in a proportion similar to the current holdings of the ETF and/or a cash payment.

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ETFs and index-based securities are not individually redeemable, except upon termination of the UIT or ETF. To redeem, the Fund must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of ETFs and index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will generally receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see “Options”)

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the OTC market (so-called “OTC options”), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor or Sub-Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See “Foreign Currency Transactions and Foreign Exchange Contracts.” Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, a Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

 Foreign Currency Transactions and Foreign Exchange Contracts

Foreign currency transactions and foreign exchange contracts include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency and Foreign Currency Futures Contracts”), and purchasing and selling options on foreign currencies (see “Foreign Currency Options”). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.”

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Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund (subject to the Fund’s investment objectives and general investment policies as stated in the Fund’s Prospectus and SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded products or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s Prospectus and SAI.

Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

 Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by

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the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.” See “Foreign Currency Transactions and Foreign Exchange Contracts.”

Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that a Fund will only purchase or sell foreign currency futures contracts and related options on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency a Fund is obligated to deliver.

The purchase and sale of foreign currency futures contracts also subjects the Fund to margin payment requirements. See “Futures Contracts and Options on Futures Contracts — Margin Payments” below.

 Foreign Securities (including Emerging Markets Securities and Foreign Government Securities)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Bonds and Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and europaper. In addition, the Funds may invest in depositary receipts. The Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions and Foreign Exchange Contracts.”

There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also

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generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments, including sanctions imposed by other countries or governmental entities, which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s securities are denominated may have a detrimental impact on the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a “long” position) a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a “short” position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets

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are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts.

Futures and options on futures are regulated by the CFTC.

Hedging by use of futures on debt securities seeks to establish more certainty than would otherwise be possible of the effective rate of return on portfolio securities. A Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures on debt securities. This would be done, for example, when the Advisor or Sub-Advisor expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its corresponding reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to the Advisor’s or Sub-Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security

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falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor or Sub-Advisor will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Advisor’s or Sub-Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor or Sub-Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. The Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained, and the Fund may be exposed to risk of loss.

Regulation under the Commodity Exchange Act

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The Advisor is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and is subject to CFTC regulation with respect to the Funds. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Funds as a result of the Advisor’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Advisor as the Funds’ CPO, the Advisor’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses. The Advisor is also registered as a CTA but, with respect to the Funds, relies on an exemption from CTA regulation available for a CTA that also serves as a Fund’s CPO.

Index Futures Contracts and Options on Index Futures Contracts

An index futures contract is a contract to buy or sell units of a specified index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (S&P 100) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (NYSE). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). An index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

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The Funds will not engage in transactions in options on indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on indices will not exceed 20% of a Fund’s total assets.

Inflation-Protected Securities

Inflation-protected securities are fixed income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPS,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

 For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Investment Company Securities, including Money Market Mutual Funds

The Funds may invest in securities of other investment companies (“Acquired Funds”), including ETFs, as an efficient means of carrying out their investment policies and managing their uninvested cash. A Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which a Fund invests.

Except under exemptive rules or relief from the SEC, a Fund may not invest more than 10% of its total assets at any one time in the shares of other investment companies (funds), 5% of its total assets in the shares of any one investment company, or own more than 3% of the shares of any one investment company. When a Fund invests in the shares of other investment companies, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly.

Money Market Instruments

Except where otherwise noted, all of the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

Commercial Paper, Demand Notes, Variable Amount Demand Notes and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, each Fund may invest in commercial paper (including commercial paper sold through private placements pursuant to Section 4(2) of the 1933 Act) and variable

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amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Demand notes and variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between a Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, a Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days’ notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which a Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

Each of the Funds may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, and savings and loan associations, provided that such institutions or associations have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (for example, at least A by S&P Global Ratings (“S&P”) or A by Moody’s Investors Service, Inc. (“Moody’s”)) at the time of investment, or, if not rated, determined by the Advisor or Sub-Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (for example, obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; shares of money market funds, and foreign commercial paper.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, time deposits and similar securities.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of Deposit and Time Deposits

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States: Yankee Certificates of Deposit: which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank: and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments

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in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Mortgage Dollar Roll Transactions

A dollar roll transaction is a transaction through which a Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. A Fund may experience a negative impact on its NAV if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. Although mortgage dollar rolls could add leverage to the Fund’s portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

Mortgage-Related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. “Ginnie Maes” are mortgage pass-through certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA guaranteed mortgage pass-through certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

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In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which the Treasury has committed to provide funding to FNMA under specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Issuers of private mortgage-related securities, or non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, are not U.S. government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the U.S. government or a U.S. government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private mortgage-related securities is historically higher because neither the U.S. government nor an agency or instrumentality have guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Advisor determines that the securities meet the Fund's quality standards. Private mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Non-government mortgage-related securities are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security’s effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Investment Restrictions," by virtue of the exclusion from that test available to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. In the case of privately issued mortgage-backed securities, the Fund categorizes the securities by the issuer's industry for purposes of the Fund's industry concentration restrictions.

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 Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as “CMOs.” Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed income securities, the value

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of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters may be purchased by a Fund in an attempt to protect against a reduction in the income earned on the Fund’s investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

Stripped mortgage-backed securities (“SMBSs”) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities. SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or “PO” class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or “IO” class). Therefore, the IO class generally increases in value as interest rates rise and decreases in value as interest rates fall, counter to the PO class and to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that a Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund’s inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor or Sub-Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of a Fund’s portfolio, while continuing to pursue current income.

Municipal Securities

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities. The interest paid on municipal securities generally is tax-exempt. Municipal securities are issued to obtain funds for various public purposes, including the construction of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations or to obtain funds for general operating expenses. Municipal leases are issued by a state or local government to acquire equipment or facilities, the obligations of which are typically secured by the leased equipment or facilities.

Non-Investment Grade Securities

The fixed income securities in which the Funds may invest may be rated BB+ or lower by S&P or Ba or lower by Moody’s (referred to as “junk bonds”). Securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Obligations of Supranational Entities

For a discussion of Obligations of Supranational Entities, please see the “Foreign Securities” discussion in this section.

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Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. A Fund may write combinations of covered puts and calls on the same underlying security.

In general, a Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

 The premium received from writing a put or call option increases a Fund’s return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which a Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which a Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option’s exercise price regardless of any decline in the underlying security’s market price. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of options depends on the ability of the Advisor or Sub-Advisor to forecast interest rate and market movements. For example, if a Fund were to write a call option based on the Advisor’s or Sub-Advisor’s expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Advisor’s or Sub-Advisor’s expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

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The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor or Sub-Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor or Sub-Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect a closing transaction at any particular time or at an acceptable price.

A Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the OTC markets. A Fund’s ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor or Sub-Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

 A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor or Sub-Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients

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of the Advisor may be considered such a group. These position limits may restrict the Funds’ ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

 Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund’s interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor or Sub-Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor or Sub-Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Generally, an “illiquid security” or “illiquid investment” is any investment that the Funds reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act. If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek

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registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Funds would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to each Fund in holding illiquid investments is that they may be more difficult to sell if each Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for each Fund to realize an investment's fair value.

Each Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

Each Fund may not acquire any illiquid investment if, immediately after the acquisition, each Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, each Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of a Fund to decline.

Reverse Repurchase Agreements

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective and fundamental investment restrictions. As a matter of non-fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with the Fund’s investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities Lending

In order to generate additional income, each of the Funds may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or

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financial institution, the Advisor or Sub-Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds. All Funds may each lend up to 33 ⅓% of their total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, a Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small Cap/Special Equity Situation Securities

Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P 600 SmallCap Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the OTC market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of the Funds’ investments are significant.

Tax-Exempt Commercial Paper and Tax-Exempt Securities

Tax-exempt commercial paper typically represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. The obligations are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, certificates of participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from

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the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Limited obligation securities are payable only from the revenues derived from a particular facility or class or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”) and bond anticipation notes (“BANs”). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues or grants available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. Tax-exempt commercial paper is typically backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Private activity bonds (sometimes called “industrial development bonds”) may be issued by or on behalf of public authorities to obtain funds to support certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of a Fund which invests in private activity bonds, if such investor is a “substantial user” of facilities which are financed by private activity bonds or industrial development bonds or a “related person” of such a substantial user.

 Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. A Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days’ notice, for all or any part of the Fund’s participation interest in the par value of the municipal obligation plus accrued interest. The Advisor or Sub-Advisor will generally exercise the demand on a letter of credit only under the following circumstances: (1) upon default of any of the terms of the documents of the municipal obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) in order to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. A Fund that purchases a participation interest must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, and the maturity of the obligation and ratings of particular issues, and are subject to change

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from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

The Code imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Time Deposits

For a discussion of Time Deposits, please see the “Money Market Instruments” discussion in this section.

 Treasury Receipts

For a discussion of Treasury Receipts, please see the “Money Market Instruments” discussion in this section.

Unit Investment Trusts

Unit Investment Trusts are a type of investment company, registered with the SEC under the 1940 Act, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury; such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as GNMA participation certificates, are backed by the full faith and credit of the U.S. Treasury.

Other such obligations are only supported by: the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the GNMA, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

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GSE securities, which are not backed by the full faith and credit of the U.S. Government but receive support through federal subsidies, loans or other benefits include those issued by the Federal Home Loan Bank System, FHLMC, FNMA and Tennessee Valley Authority in support of such obligations.

Certain other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

U.S. Treasury Obligations

For a discussion of U.S. Treasury Obligations, please see the “U.S. Government Securities” discussion above.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which a Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund’s records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. The Funds do not consider the purchase and/or sale of securities on a when-issued and delayed delivery basis to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

Rational Equity Armor Fund may invest up to 25% of its total assets in securities purchased on a when-issued or delayed delivery basis. Rational Strategic Allocation Fund may invest up to 20% in when-issued and delayed delivery transactions.

A seller’s failure to complete a transaction may cause a Fund to miss a desired price or yield. In addition, because of delayed settlement, a Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

Zero-Coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S.

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Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately.

Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds’ principal risks are described in the Prospectus. Additional risk factors are outlined below.

Active Trading Risk

Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

ADRs and Domestically Traded Foreign Securities Risk

Because the Funds may invest in ADRs and other domestically traded securities of foreign companies, the Funds’ share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Advisor or Sub-Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Advisor’s Potential Conflict Risk

In managing Rational Strategic Allocation Fund, the Advisor has sole discretion in selecting and substituting the Underlying Funds in which the Fund will invest at any given time. Because the Advisor is primarily responsible for managing Rational Strategic Allocation Fund and certain of the Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates Rational Strategic Allocation Fund’s assets among the various Underlying Funds. The conflict primarily arises because the expenses paid by the Advisor in connection with its management of certain of the Underlying Funds could be higher than expenses paid for other Underlying Funds, likewise, fees payable to the Advisor and/or its affiliates (primarily management fees) by some Underlying Funds are higher than the fees payable by other Underlying Funds. See “Fees Paid to Advisor and Affiliates.”

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Allocation Risk

Because Rational Strategic Allocation Fund has set limitations on the amount of assets that may be allocated to Underlying Funds that invest in equity, income and money market instruments, Rational Strategic Allocation Fund has less flexibility in its investment strategies than funds that are not subject to such limitations. In addition, the asset allocations made by Rational Strategic Allocation Fund may not effectively decrease risk or increase returns for investors.

Asset-Backed Securities Risk

Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Class/Sector/Region Focus Risk

When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region, industry or sector or asset class, such as real estate-related or commodities-related securities, it is subject to increased risk. Performance will generally depend on the performance of the particular region, industry or sector or asset class, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the region, industry or sector or asset class may have a greater effect on the Fund than it would on a fund that did not focus on the region, industry or sector or asset class.

Counterparty Risk

This is the risk that the guarantor of a fixed-income security, the counterparty to an OTC derivatives contract or a borrower of a Fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Enhancement Risk

The securities in which the Funds invest may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest its assets in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

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Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Funds will lose money.

Many fixed income securities receive credit ratings from NRSROs which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Advisor’s or Sub-Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Derivative Contracts and Hybrid Instruments Risk

A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 When a derivative or other instrument is used as a hedge against an offsetting position that the Fund also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Fund uses a derivative security or other instrument for purposes other than as a hedge, or, if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and the risk that any loss generated by that derivative or other instrument will not be offset by a gain.

Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the Prospectus or this SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Emerging Markets Risk

In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of certain securities, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile and the price of equity securities will fluctuate and can decline, based on changes in a company’s financial condition and overall market and economic conditions, reducing the value of the Fund.

Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

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ETCFs Risk

Commodities are tangible assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETCFs are highly dependent on the prices of the commodities in which they invest; however, most ETCFs utilize futures trading to implement their strategies, which may produce returns that differ from those that would result from owning the underlying commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. ETCFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). There may be times when the market price and NAV of an ETCF may vary significantly, and because the Fund buys and sells ETCFs at market price, it may pay more than NAV when buying an ETCF, and receive less than NAV when selling an ETCF. Additionally, an active trading market for an ETCF’s shares may not develop or be maintained. The trading of an ETCF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. Finally, the Fund incurs certain transaction costs in purchasing and selling ETCFs in the secondary market.

Exchange-Traded Funds/Index-Based Securities Risk

An investment in an ETF or index-based security generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of an ETF or index-based security can fluctuate up or down, and the Fund could lose money investing in an ETF or index-based security if the prices of the securities owned by the ETF or index-based security decrease. In addition, ETFs and index-based securities may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s or index-based security's shares may trade above or below their NAV; (ii) an active trading market for an ETF’s or index-based security's shares may not develop or be maintained; or (iii) trading of an ETF’s or index-based security's shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. See also “Ultrashort ETFs Risk” for further discussion of risks associated with investments in ETFs.

 Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments on underlying obligations to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Foreign Investment/Currency Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchange rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

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Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to a Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect a Fund against loss or theft of its assets.

Government Intervention and Extreme Volatility Risk

In the past, instability in the financial markets led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations could take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may also result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. If they arise, these issues may have an adverse effect on the Funds.

In the wake of the financial crises that began in 2008, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at a low level. A low interest rate environment may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.

However, continued economic recovery and rising interest rates could cause the value of a Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and a Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance.

Hedging Risk

When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund’s hedging transactions will be effective.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

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Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. See also Government Intervention and Extreme Volatility Risk.

Investment Style Risk

The particular type of investment on which a Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those funds that favor other kinds of securities.

 Leverage Risk

Some transactions, such as derivatives, reverse repurchase agreements and dollar rolls, may give rise to a form of leverage, which may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s NAV will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

As series of an investment company registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Each Fund reserves the right to modify its asset segregation policies in the future in their discretion, consistent with the 1940 Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, each Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument.

To mitigate leverage risk, the Advisor or Sub-Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Liquidity Risk

Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk

The strategy used by a Fund’s portfolio manager may fail to produce the intended result.

The Advisor’s or Sub-Advisor’s selection of securities for a Fund may cause a Fund to underperform similar funds or relevant benchmarks.

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Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Fund that invests primarily in one of these categories, it is subject to the risk that that category may be out of favor with investors due to current market conditions. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies. Some small and medium capitalization companies also may be relatively new issuers, which carries additional risks . Investments in new issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. The risks of investing in bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Collateralized Mortgage Obligations: A Fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities: Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to those of mortgage-backed securities.

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Non-Investment Grade Securities Risk

The securities in which the Fund may invest may be rated below investment grade. Such securities are known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Prepayment Risk

Many types of fixed income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security repays principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Securities Linked to the Real Estate Market and REIT Risk

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	change in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a Fund’s shares may change at different rates compared to the value of shares of a Fund with investments in a variety of different industries.

Securities of companies in the real estate industry include REITs, including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. These factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations

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to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Market Capitalization Risk” for a discussion of the risks associated with investments in these companies.

Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole. All Funds are subject to this type of risk.

Ultrashort ETFs Risk

Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and consequently, the Fund, to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Unrated Securities Risk

To the extent that the Fund invests in unrated securities, these securities may prove less liquid than rated securities as less information is available regarding the securities and a market may not exist for the securities at a given point in time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of each Fund’s portfolio securities.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment advisor, sub-investment advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including a duty not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the

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portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose its portfolio holdings reports on Forms N-CSR and Form N-Q (or any successor Form) two months after the end of each quarter/semi-annual period.

Neither the Fund, the Advisor, nor the Sub-Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The following tables provide information about the Board of Trustees and the senior officers of the Trust. The Board is composed of three Trustees, each of whom is not an “interested person” of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee” and collectively, the “Independent Trustees”). Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, year of birth, present position(s) held with the Trust and principal occupations for at least the past five years. Unless otherwise noted, the business address of each person listed below is c/o Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for the Strategy Shares, another open-end investment company whose series are managed by the Advisor. Collectively, the Trust, Strategy Shares, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X comprise the “Fund Complex.”

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since January 2016	Managing Member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Bear Properties, LLC (2006 - present) (real estate firm).	56	Chairman of the Board, Strategy Shares (2016-present); Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust (2006-present); Independent Trustee and Chair of Audit Committee, Variable Insurance Trust (2010-present); Trustee, M3Sixty Trust (2016-present); Chairman of the Board, AlphaCentric Prime Meridian Income Fund (July 2018 to present).
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Stephen P. Lachenauer Year of Birth: 1967	Chair of the Audit Committee and Trustee	Since January 2016	Attorney, private practice (2011 to present).	17	Trustee and Chair of the Audit Committee, Strategy Shares (2016 – present); Trustee, TCG Financial Series Trusts I-X (2015-present); Trustee and Chair of the Audit Committee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).
Donald McIntosh Year of Birth: 1967	Trustee	Since January 2016	Business Control & Risk Management Advisor, Santander Bank (February 2019 - present); Quality Control Advisor, Santander Bank (July 2016 – January 2019); Credit risk review analyst, Santander Holdings USA (May 2015 – 2016); Governance analyst, Santander Bank (2011 – April 2015).	17	Trustee, Strategy Shares (2016– present); Trustee, TCG Financial Series Trusts I-X (2015-present); Trustee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).
Note:	Donald McIntosh is the brother-in-law of Jerry Szilagyi.

* The term of office of each Trustee is indefinite.

**The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered investment company.

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi Year of Birth: 1962	President	Since April 2016	President, Rational Advisors, Inc., 1/2016 - present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998- present; CEO, Catalyst Capital International, LLC 2017-present; President, USA Mutuals, Inc., 3/2011 to 7/2016; President, Cross Sound LLC, 6/11 to 7/2016.
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Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.
Jennifer A. Bailey Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present.
Michael Schoonover Year of Birth: 1983	Vice President	Since June 2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 to 12/2013.

* Officers do not receive any compensation from the Trust.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Chairman of the Board and the Chairman of the Audit Committee receive an additional fee per Fund per quarter. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended December 31, 2018.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Lachenauer	Mr. McIntosh
Aggregate Compensation from Rational Equity Armor Fund	$2,886.66	$2,886.67	$2,186.67
Aggregate Compensation from Rational Strategic Allocation Fund	$2,886.66	$2,886.66	$2,186.67
Total Compensation from Fund Complex*	$214,250.00[1]	$42,250.00[2]	$31,799.99[2]
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* The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Services Trusts I-X, each a registered investment company.

1 Does not include compensation from TCG Financial Series Trusts I-X, of which he does not serve on the Board.

2 Does not include compensation from Variable Insurance Trust or Mutual Fund Series Trust, of which he does not serve on the Board.

Trustees Ownership of Shares in a Fund and in the Fund Complex as of December 31, 2018

Name of Trustee	Mr. Caldwell	Mr. Lachenauer	Mr. McIntosh
Dollar Range of Equity Securities in Rational Equity Armor Fund	None	None	None
Dollar Range of Equity Securities in Rational Strategic Allocation Fund	None	None	None
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Fund Complex*	Over $100,000[1]	None[2]	None[2]

___________________________

* The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered investment company.

1 Does not include ownership of shares in TCG Financial Series Trusts I-X, of which he does not serve on the Board.

2 Does not include ownership of shares in Variable Insurance Trust or Mutual Fund Series Trust, of which he does not serve on the Board.

As of December 31, 2018, none of the Trustees (including their immediate family members) owned beneficially or of record securities of the Advisor, Sub-Advisor or the Funds’ Distributor (as defined below) or any entity directly or indirectly controlling, controlled by, or under common control with the Advisor, Sub-Advisor or Distributor.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the boards of mutual funds for over ten years, including as chair of the audit committee for over ten years. Mr. Caldwell also serves as a Trustee of other investment companies in the Fund Complex. His experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

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Stephen Lachenauer

Mr. Lachenauer has been an attorney in private practice for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves as a Trustee of other investment companies in the Fund Complex.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds. Mr. McIntosh also serves as a Trustee of other investment companies in the Fund Complex.

Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board holds four regular meetings each year to consider and address matters involving the Fund and the Trust. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having only Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Committees of the Board of Trustees

The Board has two standing committees, the Audit Committee, and the Risk and Compliance Committee.

Audit Committee. The Audit Committee is comprised of each of the Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2018.

Risk and Compliance Committee. The Risk and Compliance Committee is comprised of each of the Trustees. The Risk and Compliance Committee is responsible for general oversight of the Trust’s compliance with the legal and regulatory requirements of the Trust’s operations. The Risk and Compliance Committee also serves as a means to provide feedback and guidance to the Trust’s CCO and assists the Board in identifying and managing risks. The Risk and Compliance Committee is newly established and did not meet during the fiscal year ended December 31, 2018.

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Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Funds, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Funds.

In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Funds’ investment policies and procedures as well as valuation of the Funds’ securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Funds.

PRINCIPAL HOLDERS OF SECURITIES

Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of Shares of either Fund. As of November 15, 2019, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Rational Equity Armor Fund

Class A Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

CHARLES SCHWAB AND CO INC/SPECIAL CUSTODY A C FBO CUSTOMERS SAN FRANCISCO, CA 94105-2318	128,657.8860	7.85%

As of November 15, 2019, securities of Rational Equity Armor Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

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Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL FINANCIAL/FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATION PO BOX 509046 SAN DIEGO, CA 92150-9046	18,878.4990	10.45%
WELLS FARGO CLEARING SERVICES FBO CUSTOMERS 2801 MARKET STREET SAINT LOUIS, MO 63103	16,230.7500	8.98%
WELLS FARGO CLEARING SERVICES FBO CUSTOMERS 2801 MARKET STREET SAINT LOUIS, MO 63103	15,570.4110	8.62%
WELLS FARGO CLEARING SERVICES FBO CUSTOMERS 2801 MARKET STREET SAINT LOUIS, MO 63103	12,594.4580	6.97%

As of November 15, 2019, securities of Rational Equity Armor Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
JERRY J SZILAGYI &/ISOBEL L SZILAGYI JT TEN 5 ABBINGTON DR HUNTINGTON, NY 11743	29,188.8820	5.10%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	93,518.1440	16.33%
CHARLES SCHWAB AND CO INC/SPECIAL CUSTODY A C FBO CUSTOMERS SAN FRANCISCO, CA 94105-2318	42,373.6570	7.40%

As of November 15, 2019, securities of Rational Equity Armor Fund Institutional Shares owned by all officers and trustees, including beneficial ownership, as a group represented 5.10% of the outstanding Institutional Shares of the Fund.

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Rational Strategic Allocation Fund

Class A Shares

As of November 15, 2019, no shareholder of Rational Strategic Allocation Fund is known by the Trust to own of record or beneficially 5% or more of Class A shares of the Fund. As of November 15, 2019, securities of Rational Strategic Allocation Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Class C Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
JERRY J SZILAGYI &/ISOBEL L SZILAGYI JT TEN 5 ABBINGTON DR HUNTINGTON, NY 11743	111.3530	100.00%*

*Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of November 15, 2019, securities of Rational Strategic Allocation Fund Class C Shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding Class C Shares of the Fund.

Institutional Shares

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
JERRY J SZILAGYI &/ISOBEL L SZILAGYI JT TEN 5 ABBINGTON DR HUNTINGTON, NY 11743	27,733.6800	100.00%*

*Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders.

As of November 15, 2019, securities of Rational Strategic Allocation Fund Institutional Shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding Institutional Shares of the Fund.

ADVISOR AND SUB-ADVISOR

Rational Advisors, Inc. has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds, subject to the authority of the Board of Trustees. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “fund complex.”

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The Management Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of each Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rates noted in the table below, based upon the average daily net assets of each Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Fund	Percentage of Average Daily Net Assets
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Rational Equity Armor Fund	0.75%	0.70%	0.65%

Fund	Percentage of Average Daily Net Assets
Rational Strategic Allocation Fund	0.10%

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of a Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Advisor has entered into an expense limitation agreement with each Fund (the “Expense Agreement”), under which the Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than the levels set forth in the table below (based on the average daily net assets of each Fund) through April 30, 2021. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years after the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed: (i) the expense limit in effect at the time the fees were waived or expenses paid; or (ii) the expense limit in place at the time of the recoupment. The Expense Agreement shall terminate automatically upon the termination of the Management Agreement. The Advisor may elect in its discretion to terminate the Expense Agreement for any period following the term period of the Expense Agreement, but no

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such termination shall affect the obligation (including the amount of the obligation) of a Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

Fund	Expense Limitation
Rational Equity Armor Fund	1.25%, 2.00% and 1.00% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively of the Fund
Rational Strategic Allocation Fund	0.70%, 1.45% and 0.45% of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund

The Management Agreement with the Funds continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Funds. The Management Agreement may be terminated at any time upon 60 days’ written notice by a Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement is available in the Funds’ Annual Report to Shareholders dated December 31, 2018.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shareholders of the Funds.

The table below provides information about the advisory fees paid to the Advisor for each Fund for each of the fiscal years ended December 31:

Fund		Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2018
Rational Equity Armor Fund	Total Advisory Fee	$654,116	$404,268	$203,731
	Waiver/Reimbursement	$358,384	$161,810	$156,337
	Net Advisory Fee	$295,732	$242,458	$47,394

Rational Strategic Allocation Fund	Total Advisory Fee	$15,712	$14,139	$11,759
	Waiver/Reimbursement	$94,726	$62,598	$79,043
	Net Advisory Fee	$(79,014)	$(48,459)	$(67,284)

The Sub-Advisor

Rational Equity Armor Fund

Equity Armor, an investment advisory firm founded in 2010, has been retained to act as the “Sub-Advisor” to Rational Equity Armor Fund under a Sub-Advisory Agreement with the Advisor. Equity Armor is located at 311 S. Wacker Dr., Suite 650, Chicago, Illinois 60606. Equity Armor is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Equity Armor provides investment management services to individuals, trusts, institutions, advisory firms, and investment companies. Under the supervision of the Advisor, Equity Armor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Equity Armor is responsible for maintaining certain transaction and

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compliance related records of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Equity Armor fifty percent of the net advisory fees paid to the Advisor by the Fund in new Fund assets received by the Fund on and after the effective date of the Sub-Advisory Agreement. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated December 31, 2019.

Portfolio Manager Information

Brian Stutland, Afshin Rahbari, and Joseph Tigay are the Portfolio Managers for Rational Equity Armor Fund and are primarily responsible for the day-to-day management of the Fund. Messrs. Stutland, Rahbari, and Tigay’s compensation from Equity Armor is a fixed-based salary and a bonus based on the profits of Equity Armor.

David Miller is the Portfolio Manager primarily responsible for the day-to-day management of Rational Strategic Allocation Fund. Mr. Miller's compensation from the Advisor is based on a percentage of the overall profits of the Advisor. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor's business. He also participates in a pension plan.

As of November 1, 2019, the number of, and total assets in all registered investment companies (other than the Funds), other pooled investment vehicles, and other accounts overseen by the portfolio manager(s) of each Fund are below:

Rational Equity Armor Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Brian Stutland	0	$0	0	$0	11	$22.8
Afshin Rahbari	0	$0	0	$0	11	$22.8
Joseph Tigay	0	$0	0	$0	1	$22.8

Other Accounts Managed

Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Brian Stutland	0	$0	0	$0	1	$0.5
Afshin Rahbari	0	$0	0	$0	1	$0.5
Joseph Tigay	0	$0	0	$0	1	$0.5

Rational Strategic Allocation Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Miller	9	$175.8	0	$0	0	$0

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Other Accounts Managed

Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
David Miller	0	$0	0	$0	0	$0

Ownership of Fund Shares

The table below shows the portfolio managers’ fund ownership as of November 1, 2019:

Name of Portfolio Manager	Dollar Range of Equity Securities
David Miller (Rational Strategic Allocation Fund)	None
Brian Stutland (Rational Equity Armor Fund)	None
Afshin Rahbari (Rational Equity Armor Fund)	None
Joseph Tigay (Rational Equity Armor Fund)	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Fund may invest in affiliated funds advised by the Advisor. Conflicts of interest may arise in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that
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perform do not perform as well as unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

•	The Fund, Advisor and Sub-Advisor have each adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Advisor, the Sub-Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

Each of the Trust, the Advisor, the Sub-Advisor and the Distributor have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased or held by Funds, subject to the restrictions of the codes. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs the following administrative services, among others:  (1) monitor the performance of administrative and professional services rendered to the Trust by other service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which

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shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Funds by GFS, the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Funds also pay GFS for any reasonable out-of-pocket expenses or advances incurred by GFS in the performance of its duties under the Agreement.

Prior to April 16, 2016, Ultimus Asset Services, LLC, formerly known as Huntington Asset Services LLC (“Ultimus”) served as administrator and transfer agent to the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The following table sets forth the amounts paid for administrative, accounting and transfer agent services for the last three fiscal years. All amounts paid prior to April 16, 2016, were paid to Ultimus.

Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2018
Rational Equity Armor Fund	$119,847	$90,475	$81,999
Rational Strategic Allocation Fund	$27,356	$29,947	$38,965

MFund Services LLC (“MFund”) provides the Fund with various management and administrative services pursuant to a Management Services Agreement with the Funds. For these services, the Fund pays MFund an annual fixed fee and an asset-based fee, which scales downward based upon net assets, applied at the fund family level (i.e., all the funds in the Trust advised by the Advisor). In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management

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Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC (each an investment advisor to certain series of the Trust), and a Trustee of the Trust.

For the fiscal years ended December 31, 2016, 2017, and 2018, the Funds paid MFund the following fees for its management services:

Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2018
Rational Equity Armor Fund	$63,327	$41,990	$23,988
Rational Strategic Allocation Fund	$15,539	$14,674	$13,250

COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund a monthly base fee plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. Prior to April 16, 2016, Ultimus provided Chief Compliance Officer services to the Funds.

The following table sets forth the amounts the Funds paid for compliance services for the last three fiscal years. All amounts paid prior to April 16, 2016 were paid to Ultimus.

Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2017	Fiscal Year Ended December 31, 2018
Rational Equity Armor Fund	$6,563	$10,463	$10,007
Rational Strategic Allocation Fund	$5,196	$6,877	$6,767

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Funds. The custodian has custody of all securities and cash of a Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, serves as sub-custodian for each Fund’s foreign assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 151 N. Franklin St., Suite 575, Chicago, IL 60606. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103-7018, serves as counsel for the Trust and the Independent Trustees.

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DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares of a Fund, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor for the Funds received the following commissions and other compensation during the fiscal year ended December 31, 2018.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Rational Equity Armor Fund Class A Class C	$4,128 $0	$0 $0	$9,326 $4,051	$0 $0
Rational Strategic Allocation Fund Class A Class C	$647 $0	$0 $0	$3,303 $0	$0 $0

12b-1 Plans

As a compensation-type plan, the Rule 12b-1 Plan (the “Plan”) is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor or the Fund may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Class A Shares, Class C Shares and Institutional Shares of the Fund, as applicable. The Distributor or the Fund may also enter into Rule 12b-1 related agreements with financial institutions (including fiduciaries, custodians for public funds, and investment advisors) to provide distribution related and other services with respect to each class of shares. The Rule 12b-1 Plan may benefit the Fund in a number of ways. For example, it is anticipated that the Plan may

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help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

Under the 12b-1 Plan, the Fund may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 Plan fee permitted by the Plan for the applicable class of shares of the Fund.

The fee paid to the Advisor and/or Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of the class. Class A Shares of the Funds pay a maximum distribution and service fee of 0.25% of the Fund’s Class A Shares’ average daily net assets. Class C Shares of the Funds pay a maximum distribution and service fee of 1.00% of the Fund’s Class C Shares’ average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the year ended December 31, 2018. All amounts paid by each Fund were paid as commissions to broker dealers.

	Class A	Class C
Rational Equity Armor Fund	$41,344	$22,689
Rational Strategic Allocation Fund	$28,777	$11

SHAREHOLDER SERVICES

With respect to Class A and Institutional Shares, the Fund may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are

55

disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds’ Advisor or Sub-Advisor as follows:

Fund	Responsible Party
Rational Equity Armor Fund	Equity Armor
Rational Strategic Allocation Fund	Rational

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegates abstain from making a voting decision and forward all necessary proxy voting material to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies of the Advisor and the Sub-Advisor are attached as appendices hereto.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-253-0412 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-800-253-0412 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to a Fund,

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including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

For the fiscal years ended December 31, 2018 and 2017, the portfolio turnover rates for the Funds were as follows:

Fund	2018	2017
Rational Equity Armor Fund	307%	224%
Rational Strategic Allocation Fund	53%	17%

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their

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investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor or the Distributor. As the level of securities trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, the Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor or the Distributor, or persons affiliated with an affiliate of the Advisor or the Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, affiliates of the Advisor or Distributor will not serve as the Fund’s dealer in connection with over-the-counter transactions. However, affiliates of the Advisor may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through the clearing broker.

The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Management Agreement provides that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Management Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

The following brokerage commissions were paid by the Funds for the fiscal years indicated:

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	For the fiscal years ended December 31,
	2016	2017	2018
Rational Equity Armor Fund	$74,604	$187,891	$105,346
Rational Strategic Allocation Fund	$0	$355	$947

On December 31, 2018, the below Fund owned securities of the following regular broker/dealers (amounts in thousands) as of the end of the Fund’s fiscal year:

Fund	Security	Security Type	Holdings
Rational Equity Armor Fund	Wells Fargo & Co.	Common Stock	$ 404,122

PURCHASES AND REDEMPTIONS OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering multiple classes of shares. Additional information about sales charges (loads) for the purchase of Class A and Class C shares of the Fund is below.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade.

Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone will typically be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the Funds’ Prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.”

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales

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charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

WAIVERS AND REDUCTIONS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all Funds in the Trust to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k)

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or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying:

(a)	The number of shares in the investor's current purchase of Class A shares in the Fund by

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by the investor.

For example, if the investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for purchases by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

WAIVERS OF DEFERRED SALES CHARGE ON CLASS C SHARES

Certain intermediaries may provide for sales charge discounts or waivers, including with respect to the CDSC assessed on certain sales of Class C shares, which are described in Appendix A to the Fund’s Prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers.”

Class C Shares are sold without an initial front-end sales charge, but a deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase. The deferred sales charge on Class C Shares may be waived for:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;
•	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
•	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;
•	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
•	Withdrawals through the Systematic Withdrawal Plan.

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FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays a portion of this charge to eligible financial intermediaries for sales of Fund shares and/or administrative services. The Distributor retains any portion not paid to a financial intermediary, and can make this available for marketing and sales-related activities and expenses, including those of the Advisor and its affiliates.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established four classes of Shares, known as Class A Shares, Class C Shares, Institutional Shares and Class T shares. Class T shares are not currently offered. Each class of shares of the Funds are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or a Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of the Fund or class, or (ii) only holders of Class A Shares, Class C Shares and Institutional Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

The rights of shareholders cannot be modified without a majority vote.

The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Funds should be directed to the Trust, c/o Gemini Fund Service, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS

Class C Shares may be purchased, exchanged for the same class of another fund within the Rational family of funds, or redeemed by contacting the Trust or your investment professional. Class A and Class C Shares may also be offered through other financial intermediaries.

Institutional Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Rational or its affiliates or correspondent banks as well as similar customers of third party financial institutions. Individuals who receive Institutional Shares as a result of a Trust distribution or similar transaction or by operation of law, will be permitted to retain such Shares, but may not purchase additional Institutional Shares, except by means of the reinvestment of dividends or distributions. Exchanges

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of Institutional Shares, if permitted by the account agreement, as well as redemptions of Institutional Shares, are made by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder’s permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of all classes of Shares are made at NAV, plus (for Class A Shares only) any applicable sales charge. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Class A Shares and Class C Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of a Fund may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone the Funds at 800-253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, the Funds will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

Securities accepted by a Fund are valued in the manner and on the days described in the section entitled “Determination of Net Asset Value” as of 4:00 p.m. (Eastern Time).

 The value of the securities to be exchanged and of the Shares of the Fund may be higher or lower on the day Fund Shares are offered than on the date of receipt by the Funds of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of the Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the Funds.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go “ex” (the interval between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

 Sales Charge Reductions/Waivers (Class A Shares). Class A Shares may be purchased without an initial sales charge by any investor who buys Class A Shares through an investment professional that does not accept a sales commission from the Funds’ Distributor. Investment professionals wishing to offer this sales charge

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waiver should call the Trust. Also, sales charges applicable to purchases of Class A Shares may be reduced for certain investors or groups of investors who make larger investments. Investors wishing to take advantage of these sales charge reductions should call the Trust.

Reinstatement Privilege. Every shareholder has a one-time right, within 60 days of redeeming Class A shares, to reinvest the redemption proceeds at the next-determined NAV in Class A Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge.

If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration and reinvestment options relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

Redemptions of all classes of Shares are made at NAV, less any applicable contingent deferred sales charge (CDSC). If you make exchanges of your Class C Shares among the Funds, the holding period for purposes of determining the applicable CDSC will be determined based on the purchase date of your original Shares.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, P.O. Box 6110, Indianapolis, IN 46206-6110.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

Redemption in kind. Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as a Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund’s Trustees deem fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

NET ASSET VALUE

Net asset value per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

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The NAV per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., EST) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

Certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Advisor believes reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value. Under the valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of officers of the Trust and representatives from the Advisor/Sub-Advisor.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as the Fund) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Tax Information" section is based on the Internal Revenue Code of 1986, as amended (“Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

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Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a "regulated investment company" (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•         Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•         Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•         Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (IRS) with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See "Tax Treatment of Portfolio Transactions" with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund's income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions

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apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See "Taxation of Fund Distributions ― Capital gain dividends" below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long- term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire), thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see "Taxation of Fund Distributions Capital gain dividends" below). A "qualified late year loss" includes:

(i)      any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii)    the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for

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which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Asset allocation funds. If the Fund is a fund of funds, asset allocation fund, or a feeder fund in a master-feeder structure (collectively referred to as a "fund of funds" which invests in one or more underlying funds taxable as regulated investment companies) distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds (other than a feeder fund in a master-feeder structure) generally will not be able currently to offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to a qualified fund of funds, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. A qualified fund of funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass- through to shareholders (a) foreign tax credits and (b) exempt-interest dividends. Also a fund of funds, whether or not it is a qualified fund of funds, is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see "Taxation of Fund Distributions ― Qualified dividend income for individuals" and — "Corporate dividends-received deduction" below). However, dividends paid to shareholders by a fund of funds from interest earned by an underlying fund on U.S. Government obligations are unlikely to be exempt from state and local income tax.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund's taxable year. Also, the Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the

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reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long- term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long- term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income. Distributions of net short- term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, CFCs and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20%

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deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.

Corporate dividends-received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 50% dividends-received deduction generally available to corporations. The availability of the dividends- received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See "Tax Treatment of Portfolio Transactions ― Investments in U.S. REITs."

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of the Fund's total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to "pass-through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See "Tax Treatment of Portfolio Transactions - Securities lending" below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more "tax credit bonds" (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the TCJA, build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest

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earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see "Taxation of the Fund ― Asset allocation funds."

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099- B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as "covered shares") and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Fund will calculate it using the Fund's default method of average cost, unless you instruct the Fund to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than average cost for covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

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Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.

Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares of the Fund into other shares of the same Fund. The conversion of shares of one class of the Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder. Shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion of shares.

Exchange of shares of the Fund for shares of another Fund. The exchange of shares in one Fund for shares of another Fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under "Description of the Funds and their Investments and Risks ― Investment Strategies and Risks" for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short- term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero- coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those

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distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

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Foreign currency transactions. A fund's transactions in foreign currencies, foreign currency- denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in "Tax Treatment of Portfolio Transactions ― PFIC investments." Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund ― Foreign income tax." Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT's current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT's cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT's current and accumulated earnings and profits. Also, see "Tax Treatment of Portfolio Transactions ― Investment in taxable mortgage pools (excess inclusion income)" and "Non-U.S. Investors ― Investments in U.S. Real Property" with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a U.S. REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a "taxable mortgage pool"

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(referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax- exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See "Taxation of the Fund — Qualification as a regulated investment company." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular

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MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in commodities ― structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See "Taxation of the Fund — Qualification as a regulated investment company." Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity -linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes. Applicable regulations treat "Subpart F" income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a Subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. The Fund anticipates that its respective Subsidiary will distribute the “Subpart F” income earned by such Subsidiary each year, which a Fund will treat as dividend income to the extent attributable to the earnings and profits of the foreign corporation and, therefore, as qualifying income to the Fund. Accordingly, the extent to which a fund directly invests in commodities or commodity- linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not

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always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•         provide your correct Social Security or taxpayer identification number,

•         certify that this number is correct,

•         certify that you are not subject to backup withholding, and

•         certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See "Non-U.S. Investors – U.S. tax certification rules."

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain

77

dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on the disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate income tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special US tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

78

Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IR, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

79

PERFORMANCE INFORMATION

From time to time the Trust may advertise the performance of one or more of the Funds. All data is based on past performance and is not intended to indicate future results. Performance of Institutional Shares, as compared to Class A Shares or Class C Shares, will normally be higher because Class A Shares and Class C Shares are subject to distribution (12b-1) fees.

Generally, the Funds will advertise average annual total returns.

In accordance with SEC guidelines, the average annual total return for each class of Shares is calculated according to the following formula: where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

P(1 + T)n = ERV

In accordance with SEC guidelines, the yield for each class of Shares of an Equity Fund and Strategic Allocation Fund are computed by dividing the net investment income per Share earned during the period by the maximum offering price per Share on the last day of the period, according to the following formula:

a - b

Yield = 2[( — +1 )6 - 1]

cd

Where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

In accordance with SEC guidelines, the tax-equivalent yield for each class of the Equity Funds is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

80

APPENDIX A

INVESTMENT RATINGS

A.M. BEST

LONG-TERM DEBT RATINGS

Investment Grade

Aaa: Exceptional

aa: Very Strong

a: Strong

bbb: Adequate

Non-Investment Grade

Bb: Speculative

b: Very Speculative

ccc, cc, c: Extremely Speculative

d: In Default

SHORT-TERM DEBT RATINGS

Investment Grade

AMB-1+: Strongest

AMB-1: Outstanding

AMB-2: Satisfactory

AMB-3: Adequate

Non-Investment Grade

AMB-4: Speculative

D: In Default

FITCH

LONG-TERM DEBT RATINGS

Investment grade

AAA: the best quality companies, reliable and stable

AA: quality companies, a bit higher risk than AAA

A: economic situation can affect finance

BBB: medium class companies, which are satisfactory at the moment

Non-investment grade

BB: more prone to changes in the economy

B: financial situation varies noticeably

CCC: currently vulnerable and dependent on favorable economic conditions to meet its commitments

CC: highly vulnerable, very speculative bonds

C: highly vulnerable, perhaps in bankruptcy or in arrears but still continuing to pay out on obligations

D: has defaulted on obligations and Fitch believes that it will generally default on most or all obligations

NR: not publicly rated

SHORT-TERM DEBT RATINGS

Fitch's short-term ratings indicate the potential level of default within a 12-month period.

F1+ : best quality grade, indicating exceptionally strong capacity of obligor to meet its financial commitment

F1: best quality grade, indicating strong capacity of obligor to meet its financial commitment

F2: good quality grade with satisfactory capacity of obligor to meet its financial commitment

A-1

F3: fair quality grade with adequate capacity of obligor to meet its financial commitment but near term adverse conditions could impact the obligor's commitments

B: of speculative nature and obligor has minimal capacity to meet its commitment and vulnerability to short term adverse changes in financial and economic conditions

C: possibility of default is high and the financial commitment of the obligor are dependent upon sustained, favorable business and economic conditions

D: the obligor is in default as it has failed on its financial commitments.

Fitch also uses intermediate +/- modifiers for each category between AA and CCC (e.g., AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, etc.).

MOODY’S

GLOBAL LONG-TERM RATING SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1: have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2: have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3: have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime: do not fall within any of the Prime rating categories.

A-2

US MUNICIPAL SHORT-TERM DEBT OBLIGATION RATINGS

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD AND POORS

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC;CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

A-3

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-4

APPENDIX B

RATIONAL ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

In order to fulfill its responsibilities under the Act, Rational Advisors, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

B-1

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

B-2

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

B-3

APPENDIX C

Equity Armor Investments, LLC

PROXY VOTING POLICY

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

1.	POLICY

EAI’s Individual (Separately Managed Accounts) Clients

With respect to our individual clients, EAI's policy and practice is to not vote proxies on behalf of those clients and therefore, we shall have no obligation or authority to take any action or render any advice with respect to the voting of proxies solicited by or with respect to issuers of securities held in a family office client’s account(s).

EAI Private Funds or Mutual Fund clients

It is the policy of EAI to vote proxies on behalf of Private Funds or Mutual Fund clients (the “Funds”). To that end, the Firm will vote in a way that it believes is consistent with its fiduciary duty and will cause the value of the issue to increase the most or decline the least.

EAI’s general policy is described in the Firm’s standard client agreement and ADV Part 2A.

2.	PROCEDURES

Identifying and Voting Proxies

These proxy voting procedures are designed to enable EAI to resolve any identified material conflicts of interest that may arise between the Firm and the Funds before voting proxies on behalf of the Funds, so that votes cast are in the Funds best interests.

1.	EAI shall maintain a list of the Funds for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the CCO.
2.	The CCO or designee shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted in line with the Firm’s policy and submitted in a timely manner.
3.	So long as there are no material conflicts of interest identified, EAI (either directly or through a contracted third party) will vote proxies in a manner that the Firm deems to be in the applicable Funds best interest. Proxies received after the Funds have sold the security will not be voted. In addition, the Firm will not vote any proxy if it is deemed not beneficial to the Funds to do so. Specifically, EAI may elect to abstain from voting if it deems such abstinence to be in the pertinent Funds best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.
4.	EAI shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the Funds best interest, such as when EAI’s analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Funds. EAI will maintain documentation of any cost/benefit analysis with respect to proxies that were not voted by EAI for that reason.
5.	If the CCO determines that a conflict of interest exists, EAI may, at its expense, engage the services of an outside proxy voting service or consultant to provide an independent recommendation on the direction in which the Firm should vote on the proposal. In such circumstances, the proxy voting service’s or consultant’s determination will be
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binding on EAI. From time to time, EAI may also abstain from voting in such circumstances when time and costs dictate.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

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We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Recordkeeping

Proxy votes will be recorded and the following information will be maintained:

(i)	A copy of all policies and procedures.

(ii)	A copy of each proxy statement EAI receives regarding the Funds securities.

(iii)	A record of each vote cast by EAI on behalf of the Funds.

(iv)	A copy of any document created by EAI that was material to making a decision on how to vote proxies on behalf of the Funds or that memorialize the basis for that decision, including documentation regarding proxies voted that involved conflicts of interest.

(v)	A copy of each written investor request for information on how EAI voted proxies on behalf of the Funds the investor is invested in, and a copy of any written response by the Firm to any (written or verbal) investor request.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. EAI may rely on one or more third parties to create and retain the records referred to in items (ii) and (iii) above.

Conflicts of Interest

Although the Firm has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that may exist in the future:

Conflict: An Associated Person of EAI or an investor is an officer or director of an issuer of the proxy.

Conflict: An Associated Person of EAI maintains a personal and/or business relationship (not an advisory relationship) with an issuer or with individuals that serve as officers or directors of an issuer. For example, the spouse of an Associated Person may be a high-level executive of an issuer that is held in one or more of EAI Private Funds’ portfolios. The spouse could attempt to influence EAI to vote in a manner that benefits the spouse or Associated Person and not the Funds.

Conflict: An Associated Person of EAI personally owns a significant number of an issuer’s securities that are also held by one or more Funds. For any number of reasons, an Associated Person may seek to vote proxies in a different direction for his or her personal benefit than would otherwise be warranted by the proxy voting policy. The Associated Person could oppose voting the proxies according to the policy and try to influence EAI to vote proxies in contradiction to the policy.

Resolution: Upon the detection of a conflict of interest, the procedure described in Item 5 under the Procedures for Identifying and Voting Proxies section above will be followed.

Associated Persons are required to notify the CCO upon the discovery of any conflict of interest that pertains to the Firm’s voting of proxies on behalf of the Funds.

EAI is not deemed to have proxy voting authority solely as a result of providing advice or information about a particular proxy vote to a client. Except for actions we may cause the Funds to take in our role as manager of that Fund, EAI typically does not advise or act for clients with respect to any legal matters, including bankruptcies and class actions, for the securities held in clients’ accounts.

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Part C – OTHER INFORMATION

ITEM 28.	Exhibits.

(a)(1)	Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(a)(2)	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(a)(3)	Certificate of Amendment to Certificate of Trust of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 116 filed March 4, 2016.

(b)(1)	Bylaws of the Registrant dated April 27, 2006 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(c)(1)	Specimen Certificate for Shares of Beneficial Interest of the Registrant dated April 18, 2006, including Certificate of Amendment dated May 17, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006.

(d)(1)	Management Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. (formerly, Huntington Asset Advisors, Inc.) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016.

(d)(2)	Amendment to the Management Agreement between the Registrant and Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 201 filed November 22, 2019.

(d)(3)	Management Agreement between the Registrant and Tuttle Tactical Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 18, 2018.

(d)(4)	Sub-Advisory Agreement, dated January 29, 2018, between Rational Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 178 filed April 27, 2018.

(d)(5)	Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(d)(6)	Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation relating to the Rational Dynamic Momentum Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(d)(7)	Sub-Advisory Agreement between Rational Advisors, Inc. and Van Hulzen Asset Management, LLC, relating to the Rational Iron Horse Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(d)(8)	[RESERVED]

(d)(9)	Sub-Advisory Agreement between Rational Advisors, Inc. and PVG Asset Management Corp., relating to the Rational Dividend Capture Fund and the Catalyst Dividend Capture VA Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(d)(10)	Sub-Advisory Agreement between Rational Advisors, Inc. and Cicero Capital Partners relating to the Rational Income Opportunities Fund. Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(d)(11)	Sub-Advisory Agreement between Rational Advisors, Inc. and Accuvest Global Advisors – Incorporated by reference to Registrant’s Post-Effective Amendment No. 160 filed October 17, 2017.

(d)(12)	Sub-Advisory Agreement between Rational Advisors, Inc. and Warrington Asset Management LLC relating to the Rational Hedged Return Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(d)(13)	Sub-Advisory Agreement between Rational Advisors, Inc. and NuWave Investment Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(d)(14)	Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, Inc. relating to the Rational/ReSolve Adaptive Asset Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(d)(15)	Sub-Advisory Agreement between Rational Advisors, Inc. and Tuttle Tactical Management, LLC. relating to the Dividend Capture VA Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 184 filed October 29, 2018.

(d)(16)	Sub-Advisory Agreement between Rational Advisors, Inc. and Context Insurance Strategies, LLC relating to the Context Insurance Linked Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 186 filed on December 28, 2018.

(d)(17)	Sub-Advisory Agreement between Rational Advisors, Inc. and ESM Management, LLC relating to the Rational Special Situations Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed on August 28, 2019.

(d)(19)	Sub-Advisory Agreement between Rational Advisors, Inc. and Pier 88 Investment Partners, LLC relating to the Rational/Pier 88 Convertible Securities Fund – Filed herewith.

(d)(20)	Sub-Advisory Agreement between Rational Advisors, Inc. and Equity Armor Investments, LLC relating to Rational Dividend Capture Fund (to be renamed Rational Equity Armor Fund) – filed herewith.

(e)(1)	Underwriting Agreement, between the Registrant and Northern Lights Distributors, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 122 filed on July 5, 2016.

(e)(2)	Amended Schedule A to the Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 201 filed November 22, 2019.

(g)(1)	Custodian Agreement between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(g)(2)	Amended Schedule to Custodian Agreement between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 201 filed November 22, 2019.
(h)(1)	Fund Services Agreement dated April 16, 2016, between the Registrant and Gemini Fund Services, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 122 filed July 5, 2016.

(h)(2)	Expense Limitation Agreement between the Registrant and Rational Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed April 13, 2017.

(h)(3)	Amended Exhibit A to the Expense Limitation Agreement between Registrant and Rational Advisors, Inc. – Filed herewith.

(h)(4)	Expense Limitation Agreement between Registrant and Tuttle Tactical Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed August 28, 2019.

(h)(5)	Expense Limitation Agreement between Registrant and Rational Advisors, Inc. with respect to the Rational Special Situations Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(h)(6)	Expense Limitation Agreement between Registrant and Rational Advisors, Inc. with respect to the Rational Special Situations Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 194 filed July 8, 2019.

(h)(7)	Shareholder Services Plan, dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(8)	Amended Exhibit A to Shareholder Services Plan – Incorporated by reference to Registrant’s Post-Effective Amendment No. 201 filed November 22, 2019.

(h)(9)	Management Services Agreement between the Registrant and MFund Services, LLC dated January 1, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016.

(h)(10)	Amendment to Exhibit A to the Management Services Agreement, dated January 1, 2016, between the Registrant and MFund Services, LLC. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 201 filed November 22, 2019.

(h)(11) Wholesale Marketing and Distribution Agent Agreement – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(h)(12)	Management Agreement, dated January 1, 2016, between Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) and Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(13) Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation respecting Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(h)(14) Compliance Services Agreement, dated April 16, 2016, between the Registrant and MFund Services LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 186 filed on December 28, 2018.

(h)(15) Management Agreement between the Registrant and Rational Advisors, Inc. relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational/ Dynamic Momentum Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(h)(16)	Sub-Advisory Agreement between Rational Advisors, Inc. and ReSolve Asset Management, Inc. relating to the RDMF Fund Limited (a wholly-owned subsidiary of Rational/ReSolve Adaptive Asset Allocation Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(h)(17)	Management Agreement with Rational Advisors, Inc. relating to RNW Fund Limited (a wholly-owned subsidiary of Rational NuWave Enhanced Market Opportunity Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(h)(18)	Sub-Advisory Agreement between Rational Advisors, Inc. and NuWave Investment Management, Inc. relating to the RNW Fund Limited (a wholly-owned subsidiary of Rational NuWave Enhanced Market Opportunity Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(i)            Opinion and Consent of Stradley Ronon Stevens & Young LLP with respect to Rational Equity Armor Fund and Rational Strategic Allocation Fund – Filed herewith.

(j)(1)	Consent of Sandler & Co., P.C., with respect to the predecessor fund of the Rational Special Situations Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 195 filed July 12, 2019.

(j)(2)	Consent of Cohen & Company, Ltd. – Filed herewith.

(j)(3)	Consent of KPMG LLP, independent auditors to Lake Como Convertible Bond Fund, L.P. (the “Predecessor Fund”), the predecessor to Rational Pier 88 Convertible Securities Fund, with respect to the Predecessor Fund’s financial statements for the period ended December 31, 2017 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 201 filed November 22, 2019.
(j)(4)	Consent of KPMG, independent auditors to the Predecessor Fund, with respect to the Predecessor Fund’s financial statements for the period ended December 31, 2018 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 201 filed November 22, 2019.
(k)	Not applicable.

(l)(1)	Initial Capital Understanding - Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed April 26, 1996.

(m)(1)	Distribution Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(m)(2)	Exhibit to Distribution Plan of the Registrant dated June 24, 2019 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 201 filed November 22, 2019.

(n)(1)	Fourth Amended Multiple Class Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.

(n)(2)	Amended Multiple Class Plan of the Registrant dated June 24, 2019 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 201 filed November 22, 2019.

(o)(1)	Power of Attorney of Tobias Caldwell – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(2)	Power of Attorney of Stephen Lachenauer – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(3)	Power of Attorney of Donald McIntosh – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(4)	Power of Attorney of Erik Naviloff – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(5)	Power of Attorney of Jerry Szilagyi – Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(o)(6)	Power of Attorney of Tobias Caldwell, director of RDMF Fund Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(7)	Power of Attorney of Stephen Lachenauer, director of RDMF Fund Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(8)	Power of Attorney of Donald McIntosh, director of RDMF Fund Limited, – Incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed October 14, 2016.

(o)(9)	Power of Attorney of Tobias Caldwell –Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(o)(10)	Power of Attorney of Stephen Lachenauer –Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(o)(11)	Power of Attorney of Donald McIntosh –Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(o)(12)	Power of Attorney of Erik Naviloff – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(o)(13)	Power of Attorney of Jerry Szilagyi – Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(o)(14)	Power of Attorney of Tobias Caldwell – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed on August 28, 2019.

(o)(15)	Power of Attorney of Stephen Lachenauer – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed on August 28, 2019.

(o)(16)	Power of Attorney of Donald McIntosh – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed on August 28, 2019.

(o)(17)	Power of Attorney of Erik Naviloff – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed on August 28, 2019.

(o)(18)	Power of Attorney of Jerry Szilagyi – Incorporated by reference to Registrant’s Post-Effective Amendment No. 197 filed on August 28, 2019.

(p)(1)	Code of Ethics of The Huntington Funds, dated April 16, 2014 – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014.

(p)(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 178 filed April 27, 2018.
(p)(3)	Code of Ethics of Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016.
(p)(4)	Code of Ethics of Van Hulzen Asset Management, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 130 filed on January 11, 2017.

(p)(5)	[RESERVED]

(p)(6)	Code of Ethics of PVG Asset Management Corp – Incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 13, 2017.

(p)(7)	Code of Ethics of Cicero Capital Partners - Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(p)(8)	Code of Ethics of Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(p)(9)	Code of Ethics of Northern Lights Distributors, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on January 24, 2018.

(p)(10)	Code of Ethics of Accuvest Global Advisors – Incorporated by reference to Registrant’s Post-Effective Amendment No. 160 filed October 17, 2017.

(p)(11)	Code of Ethics of Warrington Asset Management LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 163 filed December 1, 2017.

(p)(12)	Code of Ethics of NuWave Investment Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 169 filed February 20, 2018.

(p)(13)	Code of Ethics of ReSolve Asset Management, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed February 27, 2018.

(p)(14)	Code of Ethics of Tuttle Tactical Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 173 filed March 16, 2018.

(p)(15)	Code of Ethics of Context Insurance Strategies, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 186 filed on December 28, 2018.

(p)(16)	Code of Ethics of ESM Management LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 193 filed June 14, 2019.

(p)(17)	Code of Ethics of Pier 88 Investment Partners, LLC - Incorporated by reference to Registrant’s Post-Effective Amendment No. 201 filed November 22, 2019.

(p)(18)	Code of Ethics of Equity Armor Investments, LLC - Filed herewith.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification.

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant’s Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 31.	Business and Other Connections of the Investment Adviser.

(a)    Rational Advisors, Inc. (“Rational”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-60176. Rational is a wholly-owned subsidiary of Rational Capital LLC.

(i)	Rational has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the President of Rational and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17645 Wright Street, Ste. 200, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17645 Wright Street, Ste. 200, Omaha, Nebraska 68130;

Managing Member of Catalyst Capital Advisors, 36 North New York Avenue, Huntington, NY 11743, a registered investment. Catalyst Capital Advisors LLC serves as advisor to certain series of Mutual Fund Series Trust (“MFST”), a registered investment company;

Managing Member, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, a registered investment advisor. AlphaCentric serves as an advisor to certain series of MFST.

Managing Member of Rational Capital LLC, 36 North New York Avenue, Huntington, NY 11743, a holdings company.

(b)    Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st floor, Dallas, TX 75201, is registered with the SEC as an investment adviser, file number 801-31237.

i.       BHMS has engaged in no other business during the past two fiscal years.

ii.       Aidan J. Riordan, Member Board of Managers of BHMS, is also the Executive Vice President and  Head of Affiliate Management of BrightSphere Investment Group plc.

(c)    Chesapeake Capital Corporation (“Chesapeake”), 1721 Summit Avenue, Richmond, Virginia 23230, is registered with the SEC as an investment adviser, file number 801-106985. Chesapeake is a wholly-owned subsidiary of Chesapeake Capital Holdings, Inc.

i.	Chesapeake has engaged in no other business during the past two fiscal years.

ii.	R. Jerry Parker, Jr., Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake, is also the Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake Capital Holdings, Inc.

(d)    Van Hulzen Asset Management, LLC (“Van Hulzen”), 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, is registered with the SEC as an investment adviser, file number 801-61884.

i.	Van Hulzen has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Van Hulzen have engaged in any other business during the last two fiscal years

(e) [RESERVED]

(f) PVG Asset Management Inc. (“PVG”), 24918 Genesee Trail Road, Golden, CO 80401 and 6898 S. University Blvd, Suite 100 Centennial, CO 80122, is registered with the SEC as an investment adviser, file number 801-30581.

i.	PVG Asset Management has engaged in no other business during the past two fiscal years.

ii.	Patrick S. Adams, Chief Executive Officer of PVG, was the Managing Member of Choice Investment Management, LLC and Choice Capital Management, LLC. He has since relinquished his position as of December 31, 2016. Mr. Adams was also Chairman of the Board of Directors of LifeCare Medical Devices and Centennial Brands, Inc. Mr. Adams has since relinquished these positions as of October 31, 2016. Joe Pecoraro, Chief Compliance Officer and Portfolio Manager of PVG, was a Principle in PVG Investment Company, LLC and the company has since been dissolved as of December 31, 2016.

(g) Cicero Capital Partners, LLC (“Cicero”), 7061 Deepage Drive, Suite 207, Columbia, MD 21045, is registered with the SEC as an investment advisor, file number 801-110566.

i.	Cicero has engaged in no other business during the past two fiscal years.
ii.	None of the directors or officers of Cicero have engaged in any other business during the last two fiscal years.

(h) Accuvest Global Advisors (“Accuvest”), 3100 Oak Road #380, Walnut Creek, CA 94597, is registered with the SEC as an investment advisor, file number 801-68887.

i.            Accuvest has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of Accuvest have engaged in any other business during the last two fiscal years.

(i) Warrington Asset Management LLC (“Warrington”), 200 Dorado Beach Drive, Suite #3132, Dorado, PR 00646 is registered with the SEC as an investment adviser, file number 801-111865.

i.            Warrington has engaged in no other business during the past two fiscal years.

ii.	Scott Kimple; Manager and Principal of Warrington is the Manager of Warrington GP, LLC.

iii.	Greg Fomin, Chief Compliance Officer of Warrington is the Chief Operating Officer and Chief Compliance Officer of Warrington, GP, LLC.

(j) NuWave Investment Management, LLC (“NuWave”), 35 Waterview Boulevard, Parsippany, New Jersey 07054, is registered with the SEC as an investment advisor, file number 801-70310.

i.            NuWave has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of NuWave have engaged in any other business during the last two fiscal years.

(k) ReSolve Asset Management, Inc. (“ReSolve”), 1Adelaide Street E, Suite 2100, Toronto, Ontario, M5C 2V9, is registered with the SEC as an investment advisor, file number 801-107065.

i.            ReSolve has engaged in no other business during the past two fiscal years.

ii.	Michael Philbrick, President of ReSolve, is also a Director of Upper Canada Cheese.

(l) Tuttle Tactical Management, LLC (“Tuttle Management”), 155 Lockwood Road, Riverside, CT 06878, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-72204.

(i) Tuttle Management has engaged in no other business during the past two fiscal years.

(ii) Matthew Tuttle is the Managing Member, Chief Investment Officer of Tuttle Management and was formerly engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Formerly President of Tuttle Wealth Management, LLC, 155 Lockwood Road, Riverside, CT 06878, a registered investment adviser.

Formerly Chief Investment Officer of Tuttle Wealth Management, LLC, 125 Greenwich Avenue, Greenwich, CT 06830, a registered investment adviser.

(m) Context Insurance Strategies, LLC (“Context”), 401 City Ave., Suite 800, Bala Cynwyd, PA 19004, is registered with the Securities and Exchange Commission as an investment adviser, File Number 801-114404.

(i)	Context has engaged in no other business during the past two fiscal years.

(ii) Michelle Sullivan, Chief Operating Officer of Context is the Managing Director of Fund Operations of Context Capital Partners, LP and the Chief Operating Officer of Context Oak River Capital Management LLC. Ms. Sullivan was the Chief Operations Officer and Chief Compliance Officer for Granite Peak Asset Management, LLC. She relinquished these positions as of June 2018.

(n) ESM Management LLC (“ESM”), 262 West 38TH Street, Suite 507, New York, NY 10018, is registered with the SEC as an investment advisor, file number 801-70456.

i.            ESM has engaged in no other business during the past two fiscal years.

ii.	None of the directors or officers of ESM have engaged in any other business during the last two fiscal years.

(o) Pier 88 Investment Partners, LLC (“Pier 88”), 230 California Street, Suite 410, San Francisco, California 94111, is registered with the SEC as an investment advisor, file number 801-107193.

i.       Pier 88 has engaged in no other business during the past two fiscal years.

ii.	Mitch McCullough, Pier 88’s President and Chief Marketing Officer, was formerly the President and Chief Operating Officer of Cascade Ridge Capital, a credit hedge fund that closed down at the end of 2018, before joining Pier 88 in 2019.

(p) Equity Armor Investments, LLC (“Equity Armor”), 311 South Wacker Dr., Ste. 650, Chicago, Illinois, is registered with the SEC as an investment advisor, file no. 801-117276.

(i)	Equity Armor has engaged in no other business during the past two fiscal years.
(ii)	Luke Rahbari, Managing Member and a Portfolio Manager of Equity Armor, (a) is a member of LBD Capital, LLC, a private equity firm; (b) is a partner in MacroGrowth Advisors, which plans to develop index-based strategies; (c) serves as a business advisor to Madoldnut productions, a media post-production company; and (d) is a partner of Tremis, LLC, a cryptocurrency trading and mining firm;
(iii)	Joseph Tigay, Chief Trading Officer and a Portfolio Manager of Equity Armor, is a member of Tremis, LLC, a cryptocurrency trading and mining firm;
(iv)	Brian Stutland, Chief Investment Officer and Chief Compliance Officer of Equity Armor, is a member of: (a) LBD Capital, LLC, a private equity firm; and (b) Tremis, LLC, a cryptocurrency trading and mining firm; and
(v)	Equity Armor is a member of Equity Armor Advisers, LLC, an investment advisory firm, of which Equity Armor principals are engaged in the day to day operations of the company.
ITEM 32.	Principal Underwriters.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund & Variable Insurance Trust. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Arrow ETF Trust, Arrow Investments Trust, Centerstone Investors Trust, Copeland Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Destra Multi-Alternative Fund, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund, Princeton Private Investments Access Fund.

(b)    NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
William J. Strait	President, Secretary, General Counsel and Manager	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Stephen Preston	Financial Operations Principal	None
David Young	Manager	None

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

ITEM 33. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	36 North New York Avenue Huntington, NY 11743
Northern Lights Distributors, LLC (“Distributor”)	17645 Wright Street, Ste. 200 Omaha, Nebraska 68130
Rational Advisors, Inc. (“Advisor”)	36 North New York Avenue Huntington, NY 11743
The Huntington National Bank (“Custodian”)	41 South High Street Columbus, OH 43215
Gemini Fund Services, LLC	17645 Wright Street, Ste. 200 Omaha, Nebraska 68130
Barrow, Hanley, Mewhinney & Strauss, LLC	JP Morgan Chase Tower, 2200 Ross Avenue, 31st floor Dallas, TX 75201
Chesapeake Capital Corporation	1721 Summit Avenue, Richmond, Virginia 23230
Van Hulzen Asset Management, LLC	4370 Town Center Blvd., Suite 220 El Dorado Hills, CA 95762
PVG Asset Management, Inc.	24918 Genesee Trail Road Golden, CO 80401 and 6898 S. University Blvd, Suite 100 Centennial, CO 80122
Cicero Capital Partners, LLC	7061 Deepage Dr. Columbia, MD 21045
Accuvest Global Advisors	3100 Oak Road #380, Walnut Creek, CA 94597
Warrington Asset Management LLC	200 Dorado Beach Drive, Suite #3132 Dorado, PR 00646
NuWave Investment Management, LLC	35 Waterview Boulevard Parsippany, NJ 07054
ReSolve Asset Management, Inc.	1Adelaide Street E, Suite 2100 Toronto, Ontario, M5C 2V9
Tuttle Tactical Management, LLC	155 Lockwood Road Riverside, CT 06878
Context Insurance Strategies, LLC	401 City Ave., Suite 800 Bala Cynwyd, PA 19004
ESM Management LLC	262 West 38th Street, Suite 507 New York, NY 10018.
Pier 88 Investment Partners, LLC	230 California Street, Suite 410 San Francisco, CA 94111
Equity Armor Investments, LLC	311 S. Wacker Dr., Suite 650 Chicago, Illinois 60606

ITEM 34. Management Services.

Not Applicable.

ITEM 35. Undertakings.

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States at the address provided in the Registrant’s Statement of Additional Information. The Registrant further undertakes that each Subsidiary maintains its books and records consistently with the requirements of Section 31 of Investment Company Act of 1940 and rules thereunder, and submits to the examination of its books and records by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Huntington, and the State of New York, on the 13th day of December 2019.

Mutual Fund and Variable Insurance Trust

BY: /s/ Jerry Szilagyi*

Jerry Szilagyi

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated:

/s/ Jerry Szilagyi* December 13, 2019

Jerry Szilagyi, President and Principal Executive Officer Date

/s/ Erik Naviloff* December 13, 2019

Erik Naviloff, Treasurer and Principal Date

Financial Officer

/s/ Tobias Caldwell* December 13, 2019
Tobias Caldwell, Trustee Date

/s/ Stephen Lachenauer* December 13, 2019
Stephen Lachenauer, Trustee Date

/s/ Donald McIntosh* December 13, 2019

Donald McIntosh, Trustee Date

*BY: /s/ Jennifer A. Bailey

Jennifer A. Bailey

Secretary

(Pursuant to Powers of Attorney previously filed or filed herewith)

EXHIBIT INDEX

(d)(19)	Sub-Advisory Agreement between Rational Advisors, Inc. and Pier 88 Investment Partners, LLC relating to the Rational/Pier 88 Convertible Securities Fund
(d)(20)	Sub-Advisory Agreement between Rational Advisors, Inc. and Equity Armor Investments, LLC relating to Rational Dividend Capture Fund (to be renamed Rational Equity Armor Fund)
(h)(3)	Amended Exhibit A to the Expense Limitation Agreement between Registrant and Rational Advisors, Inc.

(i) Opinion and Consent of Stradley Ronon Stevens & Young LLP with respect to Rational Equity Armor Fund and Rational Strategic Allocation Fund

(j)(2)	Consent of Cohen & Company, Ltd.

(p)(18) Code of Ethics of Equity Armor Investments, LLC